UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-22534

            Versus Capital Multi-Manager Real Estate Income Fund LLC

(Exact name of registrant as specified in charter)

5555 DTC Parkway, Suite 330

                         Greenwood Village, CO 80111

(Address of principal executive offices) (Zip code)

Mark D. Quam

c/o Versus Capital Advisors LLC

5555 DTC Parkway, Suite 330

                Greenwood Village, CO 80111

(Name and address of agent for service)

COPY TO:

David C. Sullivan, Esq.

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199-3600

Registrant’s telephone number, including area code:   (303) 895-3773

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

VERSUS CAPITAL MULTI-MANAGER

REAL ESTATE INCOME FUND LLC

Annual Report

March 31, 2020

VERSUS CAPITAL ADVISORS LLC

This report is for shareholders of Versus Capital Multi-Manager Real Estate Income Fund LLC. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund. Shares of the Fund are distributed by Foreside Funds Distributors LLC, Berwyn, Pennsylvania.

Important Information:

Intent to adopt alternate shareholder report delivery option under SEC Rule 30e-3

Beginning in April, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https:// www.versuscapital.com/investment-funds/vcmix), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as an investment adviser, broker, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at (877) 200-1878 or by sending an email request to the Fund at info@versuscapital.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call the Fund (toll-free) at (877) 200-1878 or by sending an email request to the Fund at info@versuscapital.com to let the Fund know you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held in your account if you invest directly with the Fund.

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

Privacy Notice

This notice describes the Fund’s privacy policy. The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors. The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. “Personal Information” is obtained from the following sources:

•	Investor applications and other forms, which may include your name(s), address, social security number or tax identification number.

•	Written and electronic correspondence, including telephone contacts; and

•

Transaction history, including information about the Fund’s transactions and balances in your accounts with the Fund or its affiliates or other holdings of the Fund and any affiliation with the Adviser and its subsidiaries.

The Fund limits access to Personal Information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of Personal Information. The Fund maintains physical, electronic and procedural safeguards to protect Personal Information.

The Fund may share Personal Information described above with the Adviser and its various other affiliates or service providers for business purposes, such as to facilitate the servicing of accounts. The Fund may share the Personal Information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund. The Fund may also disclose Personal Information to regulatory authorities or otherwise as permitted by law. The Fund endeavors to keep its customer files complete and accurate. The Fund should be notified if any information needs to be corrected or updated.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Shareholder Letter

March 31, 2020

Dear Shareholders,

I would like to begin by extending, on behalf of myself and our employees, our best wishes to you and your loved ones for good health and safety during this ongoing global coronavirus pandemic. We want you to know that in these very difficult times we continue to work hard and with diligent focus on the careful stewardship of the investments that you have entrusted to us.

We are following closely, as no doubt you are, the course of events related to the coronavirus and its effects on the global economy and financial markets. We cannot know how this pandemic will play out or what the scale of the resulting impact on the economy will be, but we believe now more than ever that private hard assets should play a foundational role in multi-asset class portfolios. Put simply, we believe real assets investments that have historically provided stable returns through economic cycles, had a lower risk of capital loss, offered rising coupons through real rent/EBITDA1 growth and provided diversification benefits via low volatility and low correlations to other asset classes should be a permanent and substantive portfolio allocation.

As the Fund concluded its fiscal year ended March 31, 2020, it held up well relative to many other asset classes during these events. Through March 31, 2020, the Fund was down -3.93% for the quarter and -0.27% for the one-year period, compared to -25.14% and -20.27%, respectively, for the custom Real Estate Index2 . As of March 31, 2020, the Fund outperformed the custom Real Estate Index over all trailing MTD, YTD, one-year, three-year, five-year and since inception 3 periods and has done so with significantly lower volatility.

As we quickly approach our eight-year track record in July 2020, the Fund has managed to post a since inception3 annualized return of 5.76% with 2.04% volatility compared to the custom Real Estate Index return of 2.46%, Barclays Aggregate Bond Index return of 3.02%, MSCI ACWI Index return of 6.85% and the Credit Suisse Liquid Alternatives Index return of 2.39%.

Performance Disclosure: Quoted performance is net of all fees and expenses. Past performance does not guarantee future results. The performance data quoted represents past performance and future returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance data current to the most recent month end may be obtained by calling 877-200-1878.

With nearly eight-years under our belt of running the Fund, we think the case for investing in institutional private real estate funds and customized public real estate securities portfolios continues to strengthen in this rapidly evolving market environment.

The recent unforeseen shock to the world economy as a result of COVID-19 is a reminder that markets sometimes surprise investors. We believe maintaining a meaningful allocation to hard assets with contractual cash flows can provide portfolio ballast when seas get rough. We trust our Fund is filling that role and encourage investors to maintain investment discipline as this event unfolds.

Sincerely,

Mark Quam

Chief Executive Officer

Versus Capital Advisors LLC

An investment in the Fund is subject to a high degree of risk. These risks include, but are not limited to, the following: Real estate entails special risks, including tenant default, environmental problems, and adverse changes in local economies. The yield from an underlying investment fund could be significantly reduced if it fails to qualify as a REIT (real estate investment trust) for tax purposes. The Fund is “non-diversified” under the Investment Company Act of 1940. Changes in the market value of a single holding may cause greater fluctuation in the Fund’s net asset value than in a “diversified” fund. The Fund is not intended as a complete investment program but instead as a way to help investors diversify into real estate. Diversification does not ensure a profit or guarantee against a loss. A multi-manager strategy involves certain risks. For example, it is possible that some Investment Managers may take similar market positions, thereby interfering with the Fund’s investment goal. The Fund and underlying Investment Managers may borrow as an investment strategy, up to one third of the Fund’s gross asset value. Borrowing presents opportunities to increase the Fund’s return, but potentially increases the losses as well. The Adviser and Investment Managers manage portfolios for themselves and other clients. A conflict of interest between the Fund and these other parties may arise which could disadvantage the Fund. For example, a suitable but limited investment opportunity might be allocated to another client rather than to the Fund. The Fund does not intend to list its Shares on any securities exchange during the offering period, and a secondary market in the Shares is not expected to develop. There is no guarantee that shareholders will be able to sell all of their tendered shares during a quarterly repurchase offer. An investment is not suitable for investors that require liquidity, other than through the Fund’s repurchase policy. You should not expect to be able to sell your Shares other than through the Fund’s repurchase policy, regardless of how the Fund performs.

1 Earnings before interest, taxes, depreciation and amortization.

2 Real Estate Index is a custom blended index broadly covering the global real estate equity and debt securities markets. From 7/9/12 – 10/5/15 the blended index is composed of 80% Dow Jones Global Select Real Estate Securities Index and 20% BBgBarc IG REITs TR USD. From 10/6/15 forward the blended index is composed of 80% Dow Jones Global Select Real Estate Securities Index and 20% Dow Jones Global Select Real Estate Securities Corporate Bond Index.

3 The Fund’s inception date is 7/9/12.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders

Versus Capital Multi-Manager Real Estate Income Fund LLC

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of Versus Capital Multi-Manager Real Estate Income Fund LLC (the “Fund”), including the portfolio of investments, as of March 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ GRANT THORNTON LLP

We have served as the auditor of one or more investment companies in the Fund’s investment company group since 2011.

Chicago, Illinois

May 29, 2020

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Portfolio of Investments – March 31, 2020

Shares		Value
Private Investment Funds(a) - 78.8%
	Diversified - 78.8%
	AEW Core Property Trust (U.S.), Inc.
132,236	Class A Shares	$134,589,440
47,116	Class B Shares	47,954,684
—	AEW Value Investors US LP(b)(c)(d)	25,668,816
212,756	Barings Core Property Fund LP	28,799,794
63,917	Barings European Core Property Fund(c)(d)	77,584,820
78,855,767	CBRE U.S. Core Partners LP	115,492,157
96,276	Clarion Gables Multifamily Trust LP(c)(d)	127,030,914
158,382	Clarion Lion Properties Fund LP	246,598,610
—	GWL U.S. Property Fund L.P.(d)(e)	50,250,000
86,966	Harrison Street Core Property Fund LP	122,993,638
172,306	Heitman America Real Estate Trust LP	202,978,760
107,663	Heitman Core Real Estate Debt Income Trust LP(d)	110,196,952
680	Invesco Core Real Estate USA LP	131,581,495
875,086	Invesco Real Estate Asia Fund(c)(d)	110,485,968
	LaSalle Property Fund LP
90,900	Class A shares.	149,768,658
35,259	Class B shares	58,093,388
67,541	Mesa West Core Lending Fund LP	71,616,657
49,075	MetLife Commercial Mortgage Income Fund LP	49,818,813
1,769,282	RREEF America REIT II, Inc	225,654,238
3,352	Trumbull Property Fund, LP	35,145,940
9,001	Trumbull Property Income Fund, LP	114,981,684
—	US Government Building Open-End Feeder, LP(c)(d)(f)	100,756,773

	Total Private Investment Funds	2,338,042,199

	(Cost $2,185,899,317)
Common Stocks - 8.8%

	Apartments/Single Family Residential - 1.8%
361,462	American Homes 4 Rent, REIT Class A Shares	8,385,918
176,920	Apartment Investment & Management Co., REIT Class A Shares	6,218,738
59,390	AvalonBay Communities, Inc., REIT	8,740,426
64,350	Equity Residential, REIT.	3,971,038
96,570	Essential Properties Realty Trust, Inc., REIT	1,261,204
13,994	Essex Property Trust, Inc., REIT	3,082,039
607,382	Independence Realty Trust, Inc., REIT	5,429,995
426,914	Invitation Homes, Inc., REIT.	9,123,152
794,378	Irish Residential Properties, PLC, REIT (Ireland) .	1,068,866
95,491	Minto Apartment Real Estate Investment Trust, REIT (Canada)	1,323,154
33,436	Spirit Realty Capital, Inc., REIT	874,351
162,127	STORE Capital Corp., REIT	2,937,741
124,005	UNITE Group, PLC, REIT (United Kingdom)	1,234,520

		53,651,142

	Diversified - 2.3%
9,983	American Tower Corp., REIT	2,173,798
721,549	Arena, REIT (Australia)	752,284
79,292	Charter Hall Group, REIT (Australia)	334,580
64,691	CoreSite Realty Corp., REIT	7,497,687
14,982	Covivio, REIT (France)	848,490
2,120,700	Cromwell European Real Estate Investment Trust, REIT (Singapore)	842,012
19,511	Crown Castle International Corp., REIT	2,817,388
224,709	Dexus, REIT (Australia)	1,256,408
38,208	Digital Realty Trust, Inc., REIT	5,307,473

Shares		Value
	Diversified - (continued)
417,300	Dream Industrial Real Estate Investment Trust, REIT (Canada)	$2,784,372
65,749	Entra ASA (Norway) 144A	784,198
19,985	Equinix, Inc., REIT	12,482,031
69,603	Fabege AB (Sweden)	895,670
9,855	Gecina SA, REIT (France)	1,311,899
700,024	Investec Australia Property Fund, REIT (Australia)	454,267
33,995	Klepierre, SA, REIT (France)	658,754
726,100	Lendlease Global Commercial REIT (Singapore)	265,643
441,692	LondonMetric Property, PLC, REIT (United Kingdom)	965,030
1,138,200	Mapletree Logistics Trust, REIT (Singapore)	1,265,245
181,873	Merlin Properties Socimi SA, REIT (Spain)	1,378,038
241,000	Mitsubishi Estate Co., Ltd. (Japan)	3,574,936
281	Mitsui Fudosan Logistics Park, Inc., REIT (Japan)	1,191,686
570	Mori Hills REIT Investment Corp. (Japan)	760,707
1,306	Nomura Real Estate Master Fund, Inc., REIT (Japan)	1,659,145
43,329	NSI NV, REIT (Netherlands)	1,722,742
285,559	Segro, PLC, REIT (United Kingdom)	2,709,847
747,837	Stockland, REIT (Australia)	1,163,788
1,462	United Urban Investment Corp., REIT (Japan)	1,461,660
208,903	VICI Properties, Inc., REIT	3,476,146
66,736	Vonovia SE (Germany)	3,301,838
104,649	Weyerhaeuser Co., REIT	1,773,801
61,911	Wihlborgs Fastigheter AB (Sweden)	865,529

		68,737,092

	Health Care - 0.7%
857,759	Assura, PLC, REIT (United Kingdom)	889,626
157,247	Healthcare Trust Of America, Inc., REIT Class A Shares	3,817,957
246,576	Healthpeak Properties, Inc., REIT	5,880,838
202,024	Physicians Realty Trust, REIT	2,816,215
367,785	Primary Health Properties, PLC, REIT (United Kingdom)	733,660
61,797	Sabra Health Care REIT, Inc.	674,823
17,930	Ventas, Inc., REIT	480,524
99,658	Welltower, Inc., REIT	4,562,343

		19,855,986

	Hotels - 0.1%
150,100	City Developments, Ltd. (Singapore)	764,572
1,127,100	Far East Hospitality Trust, REIT (Singapore)	325,121
2,101	Japan Hotel REIT Investment Corp. (Japan)	613,545
137,817	Park Hotels & Resorts, Inc., REIT	1,090,132

		2,793,370

	Office Properties - 1.0%
55,726	Alexandria Real Estate Equities, Inc., REIT	7,637,806
31,400	Boston Properties, Inc., REIT	2,896,022
223,375	Brandywine Realty Trust, REIT	2,349,905
101,903	Centuria Office, REIT (Australia)	103,110
53,787	City Office REIT, Inc. (Canada)	388,880
29,285	Cousins Properties, Inc., REIT	857,172
235	Daiwa Office Investment Corp., REIT (Japan)	1,302,581
56,055	Douglas Emmett, Inc., REIT	1,710,238
119,975	Hudson Pacific Properties, Inc., REIT	3,042,566
119,430	Inmobiliaria Colonial Socimi SA, REIT (Spain)	1,137,397

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Portfolio of Investments – March 31, 2020 (continued)

Shares		Value
	Office Properties - (continued)
23,581	Kilroy Realty Corp., REIT	$1,502,110
2,939	MCUBS MidCity Investment Corp., REIT (Japan)	2,090,988
3,508	Sekisui House Reit, Inc. (Japan)	2,257,648
34,075	SL Green Realty Corp., REIT	1,468,632

		28,745,055

	Real Estate Operation/Development - 0.7%
272,805	Aroundtown SA (Luxembourg)	1,370,193
70,386	Castellum AB (Sweden)	1,195,329
420,544	Echo Investment SA (Poland)	395,478
16,836	LEG Immobilien AG (Germany)	1,906,978
991,700	Midea Real Estate Holding, Ltd. (China) 144A	2,471,335
61,400	Mitsui Fudosan Co., Ltd. (Japan)	1,068,112
3,729,700	New World Development Co., Ltd. (Hong Kong)	4,012,215
270,600	Sun Hung Kai Properties, Ltd. (Hong Kong)	3,567,163
67,496	TAG Immobilien AG (Germany)	1,342,923
79,400	Tokyo Tatemono Co., Ltd. (Japan)	846,983
2,645,500	Zhongliang Holdings Group Co., Ltd. (China)	1,863,136

		20,039,845

	Regional Malls - 0.0%
26,140	Simon Property Group, Inc., REIT	1,434,040

	Residential - 0.1%
32,591	Sun Communities, Inc., REIT	4,068,986

	Shopping Centers - 0.3%
317,167	CapitaLand Retail China Trust, REIT (Singapore)	272,237
25,990	Federal Realty Investment Trust, REIT	1,939,114
405,900	Link REIT (Hong Kong)	3,439,764
514,936	NewRiver REIT, PLC (United Kingdom)	381,842
56,120	Regency Centers Corp., REIT	2,156,692
93,995	Weingarten Realty Investors, REIT	1,356,348

		9,545,997

	Storage - 0.4%
67,538	Big Yellow Group, PLC, REIT (United Kingdom)	842,243
160,516	CubeSmart, REIT	4,300,224
20,255	Extra Space Storage, Inc., REIT	1,939,619
17,765	Public Storage, REIT	3,528,307

		10,610,393

	Warehouse/Industrial - 1.4%
2,067,600	AIMS APAC, REIT (Singapore)	1,512,860
207,704	Goodman Group, REIT (Australia)	1,545,882
1,201	Industrial & Infrastructure Fund Investment Corp., REIT (Japan)	1,632,980
302,809	Industrial Logistics Properties Trust, REIT	5,311,270
187	Nippon Prologis REIT, Inc., REIT (Japan)	471,652
249,608	Prologis, Inc., REIT	20,060,995
44,083	Rexford Industrial Realty, Inc., REIT	1,807,844
198,374	Safestore Holdings, PLC (United Kingdom)	1,578,191
85,256	Summit Industrial Income REIT (Canada)	537,356
23,801	Terreno Realty Corp., REIT	1,231,702
508,566	WPT Industrial Real Estate Investment Trust, REIT (Canada)	4,531,324

		40,222,056

	Total Common Stocks	259,703,962

	(Cost $314,736,363)

Shares		Value
Preferred Stock - 1.2%
	Apartments/Single Family Residential - 0.2%
	American Homes 4 Rent, REIT,
95,996	Series D, 6.50%	$2,271,265
80,809	Series E, 6.35%	1,939,416
9,515	Series F, 5.88%	224,649
36,850	Series G, 5.88%	849,392
6,009	Series H, 6.25%	141,813
5,616	Mid-America Apartment Communities, Inc., REIT, Series I, 8.50%	334,152
31,100	National Retail Properties, Inc., REIT, Series F, 5.20%	682,645
4,385	Spirit Realty Capital, Inc., REIT, Series A, 5.62%	93,269

		6,536,601

	Diversified - 0.1%
7,505	Armada Hoffler Properties, Inc., REIT, Series A, 6.75%	162,258
	Digital Realty Trust, Inc., REIT,
5,385	Series C, 6.63%	135,648
10,900	Series G, 5.88%	264,543
5,760	Series I, 5.95%	143,482
3,415	Series J, 5.25%	81,209
4,035	Series K, 5.85%	100,714
2,445	Series L, 4.87%	56,357
1,270	EPR Properties, REIT, Series G, 5.39%	19,748
	PS Business Parks, Inc., REIT,
3,735	Series W, 5.20%	85,756
7,250	Series X, 5.25%	166,678
7,558	Series Y, 5.20%	173,683
31,670	Series Z, 4.88%	660,636
9,785	UMH Properties, Inc., REIT, Series C, 6.33%	191,090
	Vornado Realty Trust, REIT,
11,925	Series K, 5.70%	258,176
21,822	Series L, 5.40%	440,804
36,613	Series M, 5.25%	716,150

		3,656,932

	Health Care - 0.0%
3,650	Diversified Healthcare Trust, REIT, 6.25%	59,458

	Hotels - 0.0%
	Hersha Hospitality Trust, REIT,
4,575	Series C, 6.88%	34,175
2,490	Series D, 6.50%	15,488
3,540	Series E, 6.50%	22,337
	Pebblebrook Hotel Trust, REIT,
5,600	Series C, 6.50%	90,440
20,050	Series D, 6.38%	322,204
1,935	Series F, 5.91%	30,438
9,405	Sunstone Hotel Investors, Inc., REIT, Series E, 6.95%	188,100

		703,182

	Office Properties - 0.2%
6,025	Boston Properties, Inc., REIT, Series B, 5.25%	145,926
80	Highwoods Properties, Inc., REIT, Series A, 8.63%	88,000
120,531	SL Green Realty Corp., REIT, Series I, 6.50%	2,749,312
109,491	VEREIT, Inc., REIT, Series F, 6.70%	2,419,751

		5,402,989

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Portfolio of Investments – March 31, 2020 (continued)

Shares		Value
	Regional Malls - 0.2%
110,100	Brookfield Property REIT, Inc., Series A, 6.38%	$1,557,915
22,575	Pennsylvania Real Estate Investment Trust, REIT, Series C, 7.20%	54,293
	Taubman Centers, Inc., REIT,
140,550	Series J, 6.50%	3,063,990
87,473	Series K, 6.25%	1,922,657

		6,598,855

	Shopping Centers - 0.2%
	Kimco Realty Corp., REIT,
12,210	Series L, 5.13%	264,957
27,230	Series M, 5.25%.	596,337
49,175	Saul Centers, Inc., REIT, Series E, 6.00%	722,872
	SITE Centers Corp., REIT,
55,507	Series A, 6.38%	1,034,639
20,775	Series K, 6.25%	385,376
	Urstadt Biddle Properties, Inc., REIT,
63,325	Series H, 6.25%	1,125,285
35,375	Series K, 5.88%	597,544

		4,727,010

	Storage - 0.2%
54,497	National Storage Affiliates Trust, REIT, Series A, 6.00%	1,251,796
	Public Storage, REIT,
26,125	Series B, 5.40%	640,324
2,680	Series C, 4.81%	64,829
13,102	Series D, 4.95%	309,338
11,210	Series E, 4.90%	263,099
3,375	Series F, 5.15%	82,012
32,680	Series G, 5.05%	792,817
13,025	Series H, 5.60%	332,138
13,310	Series I, 4.88%	313,983
4,145	Series J, 4.70%	97,076
18,960	Series K, 4.75%	446,887
47,950	Series V, 5.38%	1,156,554
16,769	Series W, 5.20%	398,096
17,090	Series X, 5.20%	410,502

		6,559,451

	Warehouse/Industrial - 0.1%
8,505	Monmouth Real Estate Investment Corp., REIT, Series C, 6.13%	190,002
5,135	QTS Realty Trust, Inc., REIT, Series A, 7.13%	130,737
	Rexford Industrial Realty, Inc., REIT,
12,396	Series A, 5.88%	287,587
34,948	Series B, 5.88%	800,484

		1,408,810

	Total Preferred Stock	35,653,288

	(Cost $42,828,185)
Par
Corporate Debt - 0.8%
	Apartments/Single Family Residential - 0.2%
	American Homes 4 Rent LP, REIT,
$541000	4.25%, 2/15/2028	537,353
1,209,000	4.90%, 2/15/2029	1,179,449
259,000	Essex Portfolio LP, REIT, 3.38%, 4/15/2026	261,954
1,159,000	Mid-America Apartments LP, REIT, 3.60%, 6/1/2027	1,167,891

Par		Value
	Apartments/Single Family Residential - (continued)
$648,000	UDR, Inc., REIT, 3.50%, 1/15/2028	$662,665
	VEREIT Operating Partnership LP, REIT,
868,000	4.63%, 11/1/2025	811,612
537,000	4.88%, 6/1/2026	518,259
750,000	3.95%, 8/15/2027	699,488

		5,838,671

	Diversified - 0.1%
	Equinix, Inc., REIT,
774,000	2.63%, 11/18/2024	743,052
546,000	5.38%, 5/15/2027	542,970
	Lexington Realty Trust, REIT,
38,000	4.25%, 6/15/2023	38,271
254,000	4.40%, 6/15/2024	249,868
236,000	Vornado Realty LP, REIT, 3.50%, 1/15/2025	227,884

		1,802,045

	Health Care - 0.1%
	Senior Housing Properties Trust, REIT,
917,000	4.75%, 2/15/2028	820,531
	Ventas Realty LP, REIT,
556,500	3.50%, 2/1/2025	546,282
1,397,000	4.13%, 1/15/2026	1,399,030
816,000	3.25%, 10/15/2026	772,708

		3,538,551

	Office Properties - 0.2%
763,000	Brandywine Operating Partnership LP, REIT, 4.10%, 10/1/2024	760,480
	Corporate Office Properties LP, REIT,
855,000	3.60%, 5/15/2023	838,320
1,079,000	5.25%, 2/15/2024	1,132,148
185,000	5.00%, 7/1/2025	195,049
458,000	Highwoods Realty LP, REIT, 3.63%, 1/15/2023	456,679
38,000	Kilroy Realty LP, REIT, 4.38%, 10/1/2025	42,444
	Office Properties Income Trust, REIT,
2,778,000	4.00%, 7/15/2022	2,720,510
442,000	4.50%, 2/1/2025	433,302
761,000	Piedmont Operating Partnership LP, REIT, 3.40%, 6/1/2023	762,728
248,000	Qualitytech LP / QTS Finance Corp. 144A, 4.75%, 11/15/2025	241,489

		7,583,149

	Shopping Centers - 0.1%
	Retail Opportunity Investments Partnership LP, REIT,
693,000	5.00%, 12/15/2023	732,955
179,000	4.00%, 12/15/2024	183,025
304,000	Retail Properties Of America, Inc., REIT, 4.00%, 3/15/2025	306,196
	SITE Centers Corp., REIT,
974,000	3.63%, 2/1/2025	988,132
168,000	4.25%, 2/1/2026	171,495

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Portfolio of Investments – March 31, 2020 (continued)

Par		Value
	Shopping Centers - (continued)
	Weingarten Realty Investors, REIT,
$106,000	4.45%, 1/15/2024	$113,767
243,000	3.25%, 8/15/2026	228,894

		2,724,464

	Storage - 0.1%
	Cubesmart LP, REIT,
253,000	4.80%, 7/15/2022	255,652
676,000	4.00%, 11/15/2025	671,623
1,397,000	LifeStorage LP/CA, REIT, 3.50%, 7/1/2026	1,334,640

		2,261,915

	Total Corporate Debt (Cost $24,409,263)	23,748,795

Commercial Mortgage Backed Securities - 3.3%
	BANK,
9,170,167	1.13%, 12/15/2052 Ser 2019-BN23, Class XD, 144A(g)	725,314
2,000,000	2.50%, 12/15/2052 Ser 2019-BN23, Class D, 144A	1,159,979
1,500,000	2.50%, 12/15/2052 Ser 2019-BN23, Class E, 144A	714,299
8,575,000	1.56%, 11/15/2054 Ser 2017-BNK9, Class XD, 144A(g)	786,538
2,000,000	2.80%, 11/15/2054 Ser 2017-BNK9, Class D, 144A	1,320,283
5,000,000	3.37%, 11/15/2054 Ser 2017-BNK9, Class E, 144A	2,690,141
2,000,000	3.08%, 6/15/2060 Ser 2017-BNK5, Class D, 144A(g)	1,384,335
3,000,000	4.40%, 6/15/2060 Ser 2017-BNK5, Class E, 144A(g)	1,820,689
1,595,000	4.81%, 11/1/2061 Ser 2018-BN15, Class C(g)	1,304,432
4,000,000	1.50%, 11/1/2062 Ser 2019-BN22, Class XF, 144A(g)	451,968
2,000,000	1.96%, 11/1/2062 Ser 2019-BN22, Class F, 144A(g)	791,227
9,703,500	0.92%, 1/1/2063 Ser 2020-BN25, Class XD, 144A(g)	706,589
6,000,000	1.50%, 1/1/2063 Ser 2020-BN25, Class XF, 144A(g)	688,362
6,000,000	1.92%, 1/1/2063 Ser 2020-BN25, Class F, 144A(g)	3,007,906
2,500,000	2.50%, 1/1/2063 Ser 2020-BN25, Class D, 144A	1,681,445
1,250,000	2.50%, 1/1/2063 Ser 2020-BN25, Class E, 144A	749,597
	BENCHMARK Mortgage Trust, 144A,
12,667,000	1.25%, 1/15/2051 Ser 2018-B1, Class XE(g)	906,233
1,750,000	2.75%, 1/15/2051 Ser 2018-B1, Class D	1,146,229
5,000,000	3.00%, 1/15/2051 Ser 2018-B1, Class E(g)	2,632,232
3,680,000	1.50%, 4/10/2051 Ser 2018-B3, Class XD(g)	354,231
2,000,000	3.06%, 4/10/2051 Ser 2018-B3, Class D(g)	1,340,705
1,719,500	3.27%, 10/10/2051 Ser 2018-B6, Class D(g)	1,128,577
3,800,000	1.21%, 2/1/2053 Ser 2020-B16, Class XD(g)	327,287
1,500,000	2.50%, 2/1/2053 Ser 2020-B16, Class E	735,065
6,500,000	1.14%, 8/1/2057 Ser 2019-B13, Class XF(g)	503,040
6,500,000	3.00%, 8/1/2057 Ser 2019-B13, Class F	2,781,971
4,000,000	1.64%, 8/15/2057 Ser 2019-B13, Class XD(g)	464,200

Par		Value
$1,000,000	2.50%, 8/15/2057 Ser 2019-B13, Class E	$496,101
2,500,000	3.78%, 3/1/2062 Ser 2019-B10, Class F(g)	1,224,586
	CD Mortgage Trust,
2,750,000	3.26%, 8/15/2051 Ser 2018-CD7, Class D, 144A(g)	1,813,840
	CGMS Commercial Mortgage Trust,
2,000,000	3.00%, 8/15/2050 Ser 2017-B1, Class D, 144A	1,364,926
	Citigroup Commercial Mortgage Trust,
49,458,369	0.91%, 3/10/2051 Ser 2018-B2, Class XA(g)	2,237,309
1,000,000	3.38%, 6/10/2051 Ser 2018-C5, Class D, 144A(g)	676,855
5,000,000	0.74%, 11/1/2052 Ser 2019-GC43, Class XF, 144A(g)	248,724
3,750,000	0.74%, 11/1/2052 Ser 2019-GC43, Class XG, 144A(g)	186,778
5,000,000	3.00%, 11/1/2052 Ser 2019-GC43, Class F, 144A(g)	2,275,082
3,750,000	3.00%, 11/1/2052 Ser 2019-GC43, Class G, 144A(g)	1,519,636
2,800,000	3.00%, 8/10/2056 Ser 2019-GC41, Class F, 144A	1,238,978
	Comm Mortgage Trust, 144A,
2,500,000	4.39%, 7/1/2045 Ser 2013-CR9, Class C(g)	2,375,454
2,500,000	4.46%, 12/10/2045 Ser 2012-CR5,Class F(g)	1,921,640
3,250,000	4.22%, 3/10/2046 Ser 2013-CR6, Class E(g)	2,635,947
2,932,500	5.17%, 3/10/2047 Ser 2014-UBS2, Class D(g)	2,601,076
2,600,000	5.01%, 5/10/2047 Ser 2014-CR17, Class D(g)	2,271,974
1,500,000	3.50%, 9/10/2047 Ser 2014-UBS5, Class D	1,219,125
3,620,000	4.39%, 2/10/2048 Ser 2015-LC19, Class E(g)	2,572,801
2,000,000	3.80%, 10/10/2048 Ser 2015-LC23, Class D(g)	1,555,532
2,730,000	1.15%, 8/1/2057 Ser 2019-GC44, Class XD(g)	227,138
2,500,000	2.50%, 8/1/2057 Ser 2019-GC44, Class D	1,511,128
2,500,000	2.50%, 8/1/2057 Ser 2019-GC44, Class E	1,304,908
	CSAIL Commercial Mortgage Trust, 144A,
3,980,500	2.15%, 3/15/2052 Ser 2019-C15, Class XD(g)	565,564
2,500,000	3.00%, 3/15/2052 Ser 2019-C15, Class D	1,587,512
	GS Mortgage Securities Trust, 144A,
2,000,000	4.90%, 8/10/2046 Ser 2013-GC14, Class F(g)	1,624,455
3,500,000	5.13%, 4/10/2047 Ser 2014-GC20, Class D(g)	3,083,891
1,750,000	3.58%, 6/10/2047 Ser 2014-GC22, Class E	1,255,386
3,000,000	3.00%, 7/10/2052 Ser 2019-GC40, Class D	1,878,429
	JP Morgan Chase Commercial Mortgage Securities Trust, 144A,
1,433,000	3.74%, 12/15/2046 Ser 2013-C16, Class E(g)	1,082,813
	JPMBB Commercial Mortgage Securities Trust, 144A,
1,425,000	4.83%, 4/15/2047 Ser 2014-C19, Class D(g)	1,239,496
3,500,000	4.06%, 11/15/2047 Ser 2014-C24, Class D(g)	2,883,552
	Morgan Stanley Bank of America Merrill Lynch Trust, 144A,
2,153,000	4.26%, 5/15/2046 Ser 2013-C9, Class D(g)	1,912,277
1,250,000	4.93%, 6/15/2047 Ser 2014-C16, Class D(g)	1,084,474
4,012,000	3.30%, 11/15/2052 Ser 2017-C34, Class E(g)	2,207,334
	Morgan Stanley Capital I Trust,
2,000,000	4.13%, 7/1/2052 Ser 2019-H7, Class C	1,532,674
	SG Commercial Mortgage Securities Trust,
13,464,732	2.14%, 10/10/2048 Ser 2016-C5, Class XA(g)	1,088,690
	UBS-Barclays Commercial Mortgage Trust, 144A,
23,215,812	1.77%, 12/10/2045 Ser 2012-C4, Class XA(g)	744,016
2,000,000	5.20%, 8/10/2049 Ser 2012-C3, Class D(g)	1,864,639

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Portfolio of Investments – March 31, 2020 (continued)

Par		Value
	Wells Fargo Commercial Mortgage Trust,
$2,125,000	4.76%, 11/15/2048 Ser 2015-C31, Class E, 144A(g)	$1,458,532
	WFRBS Commercial Mortgage Trust, 144A,
2,650,000	3.99%, 5/15/2047 Ser 2014-C20, Class D	2,230,321
2,000,000	4.05%, 9/15/2057 Ser 2014-C22, Class D(g)	1,656,557

	Total Commercial Mortgage Backed Securities	96,763,024

	(Cost $116,033,769)

Shares
Short-Term Investment - 6.7%
198,926,204	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio, Institutional Share Class, 0.43%	198,926,204

	(Cost $198,926,204)

	Total Investments - 99.6%	$2,952,837,472

	(Cost $2,882,833,101)
	Other Assets
	Net of Liabilities - 0.4%	12,374,952

	Net Assets — 100.0%	$2,965,212,424

(a)	Restricted Securities.
(b)	Partnership is not designated in units. The Fund owns approximately 15.9% of this Fund.
(c)	Affiliated issuer during the fiscal year but not at March 31, 2020.
(d)	The Fund owns more than 5.0% of the Private Investment Fund, but has contractually limited its voting interests to less than 5.0% of total voting interests.
(e)	Partnership is not designated in units. The Fund owns approximately 7.6% of this Fund.
(f)	Partnership is not designated in units. The Fund owns approximately 5.1% of this Fund.
(g)	Variable rate security. Rates generally reset annually based on the weighted average of the net underlying mortgage rates.

Portfolio Abbreviations:

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

144A – Rule 144A Security

Industry	% of Net Assets

Diversified	81.3%
Short-Term Investment	6.7%
Commercial Mortgage Backed Securities	3.3%
Apartments/Single Family Residential	2.2%
Warehouse/Industrial	1.5%
Office Properties	1.4%
Health Care	0.8%
Real Estate Operation/Development	0.7%
Storage	0.7%
Shopping Centers	0.6%
Regional Malls	0.2%
Residential	0.1%
Hotels	0.1%
Other Assets Net of Liabilities	0.4%

Total	100.0%

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Statement of Assets and Liabilities

March 31, 2020

ASSETS:
Investments:
Non-affiliated investment in securities at cost	$2,459,426,245
Non-affiliated net unrealized appreciation	51,883,936

Total non-affiliated investment in securities, at fair value	2,511,310,181

Affiliated investment in securities at cost	423,406,856
Affiliated net unrealized appreciation	18,120,435

Total affiliated investment in securities, at fair value	441,527,291

Cash	40,377
Foreign Currency (Cost $49,081)	49,092
Receivables for:
Dividends and interest	20,703,936
Fund shares sold	3,697,431
Reclaims	105,201
Investments sold	61,591

Total receivables	24,568,159
Prepaid expenses	27,530

Total Assets	2,977,522,630

LIABILITIES:
Payables for:
Adviser fees	7,879,770
Investments purchased	3,175,189
Administrative fees	451,559
Professional fees	271,296
Transfer agent fees	120,121
Custodian fees	107,945
Accrued expenses and other liabilities	304,326

Total Liabilities(a)	12,310,206

NET ASSETS	$2,965,212,424

NET ASSETS consist of:
Paid-in capital	$2,843,121,401
Total distributable earnings	122,091,023

TOTAL NET ASSETS	$2,965,212,424

Net Assets	$2,965,212,424
Shares of beneficial interest outstanding (unlimited authorization)	110,032,784

Net asset value price per share (Net Assets/Shares Outstanding)	$26.95

(a)	See Note 8. Restricted Securities for detail of Commitments and Contingencies related to unfunded commitments.

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Statement of Operations

For the Year Ended March 31, 2020

Investment Income:
Dividends from non-affiliated investments	$80,583,696
Dividends from affiliated investments	12,618,174
Interest income	9,589,727
Less: foreign taxes withheld	(373,984)

Total Investment Income	102,417,613

Expenses:
Adviser fees (Note 3)	30,146,988
Professional fees	921,674
Administrative fees	898,094
Interest and Line of Credit fees	715,827
Shareholder reporting fees	455,042
Transfer agent fees	318,499
Custodian fees	305,548
Directors’ fees (Note 3)	165,709
Registration fees	161,897
Other expenses	128,348

Total Expenses	34,217,626

Net Investment Income	68,199,987

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	17,249,191
Net realized loss on foreign currency transactions	(76,378)
Net change in unrealized appreciation (depreciation) on investment securities and foreign currency	(108,404,484)
Net change in unrealized appreciation on affiliated investments	5,477,849

Net Realized and Unrealized loss on Investments	(85,753,822)

Net Decrease in Net Assets Resulting from Operations	$(17,553,835)

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Statements of Changes in Net Assets

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase in Net Assets:
From Operations:
Net investment income	$68,199,987	$68,470,987
Net realized gain on investments and foreign currency	17,172,813	9,482,828
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(102,926,635)	77,374,836

Net Increase (Decrease) in Net Assets Resulting From Operations	(17,553,835)	155,328,651

Distributions to Shareholders from:
Net investment income and net realized gains	(74,278,358)	(69,011,394)
Return of capital	(48,455,676)	(39,247,870)

Total Distributions	(122,734,034)	(108,259,264)

Capital Share Transactions:
Shares issued	711,206,038	742,673,327
Reinvested dividends	29,243,207	26,989,204
Shares redeemed	(432,262,601)	(203,906,088)

Net Increase in Net Assets
Resulting From Capital Share Transactions	308,186,644	565,756,443

Total Increase in Net Assets	167,898,775	612,825,830

Net Assets:
Beginning of Period	$2,797,313,649	$2,184,487,819

End of Period	$2,965,212,424	$2,797,313,649

Share Transactions:
Shares sold	25,254,778	26,663,935
Shares issued in reinvestment of dividends	1,042,175	976,360
Shares redeemed	(15,396,227)	(7,366,155)

Net Increase in Shares of Beneficial Interest Outstanding	10,900,726	20,274,140

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Statement of Cash Flows

For the Year Ended March 31, 2020

Cash Flows Used in by Operating Activities:
Net decrease in net assets resulting from operations	$(17,553,835)
Adjustments to Reconcile Net Decrease in Net Assets Resulting From Operations to Net Cash Used in Operating Activities:
Purchases of investment securities	(600,265,299)
Proceeds from disposition of investment securities	438,115,921
Net purchases of short-term investment securities	(98,290,132)
Change in net unrealized appreciation on investments	102,922,559
Net realized gain from investments sold	(17,245,115)
Net realized loss on foreign currency transactions	76,378
Net amortization/(accretion) of premium/(discount)	193,324
Decrease in dividends and interest receivable	1,879,441
Decrease in reclaims receivable	91,917
Decrease in prepaid expenses	240,373
Increase in Adviser fees payable	988,573
Increase in administration fees payable	308,531
Decrease in professional fees payable	(100,863)
Increase in custodian fees payable	84,320
Decrease in transfer agent fees payable	(5,100)
Increase in accrued expenses and other liabilities	176,638

Net Cash Used in Operating Activities	(188,382,369)

Cash Flows From Financing Activities:
Proceeds from credit facility borrowings	30,000,000
Repayment of credit facility borrowings	(30,000,000)
Proceeds from shares sold	714,226,143
Payments of shares redeemed	(432,262,601)
Dividends paid (net of reinvestment of dividends)	(93,484,859)

Net Cash Provided by Financing Activities	188,478,683

Effect of exchange rate changes on foreign currency	(71,463)

Net Increase in Cash	24,851

Cash and Foreign Currency:
Beginning of the period	64,618

End of the period	$89,469

Supplemental Disclosure of Cash Flow Information:
Interest paid during the year	$26,500
Reinvestment of dividends	29,243,207

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Financial Highlights

	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016
Net Asset Value, Beginning of Period	$28.22	$27.70	$27.52	$27.30	$26.47
Income from Investment Operations:
Net investment income(a)	0.67	0.77	0.65	0.67	0.65
Net realized and unrealized gain (loss)	(0.74)	0.99	0.79	0.85	1.46

Total from investment operations	(0.07)	1.76	1.44	1.52	2.11

Less Distributions:
Distribution from net investment income and net realized gains	(0.73)	(0.79)	(0.61)	(0.75)	(0.39)
Return of Capital	(0.47)	(0.45)	(0.65)	(0.55)	(0.89)

Total Distributions	(1.20)	(1.24)	(1.26)	(1.30)	(1.28)

Net Asset Value, End of Period	$26.95	$28.22	$27.70	$27.52	$27.30

Total Return Based on Net Asset Value	(0.27%)	6.70%	5.32%	5.79%	8.58%
Ratios and Supplemental Data
Net Assets at end of period (000’s)	$2,965,212	$2,797,314	$2,184,488	$1,390,152	$688,906
Ratios of gross expenses to average net assets	1.19%	1.17%	1.24%	1.27%	1.35%
Ratios of net expenses to average net assets	1.19%	1.17%	1.24%	1.27%	1.34%
Ratios of net investment income to average net assets	2.37%	2.77%	2.37%	2.45%	2.44%
Portfolio turnover rate	15.77%	13.48%	13.03%	24.97%	20.93%

(a) Per Share amounts are calculated based on average outstanding shares.

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Notes to Financial Statements

March 31, 2020

NOTE 1. ORGANIZATION

Versus Capital Multi-Manager Real Estate Income Fund LLC (the“Fund”)is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund’s primary investment objective is to seek consistent current income, while its secondary objectives are capital preservation and long-term capital appreciation. The Fund attempts to achieve these objectives by allocating its capital among a select group of institutional asset managers (the “Investment Managers”) with expertise in managing portfolios of real estate and real estate-related investments. The Fund is authorized to issue an unlimited number of common shares of beneficial interest without par value and has registered an aggregate offering amount of $5.5 billion.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - Consistent with Section 2(a)(41) of the 1940 Act, the Fund prices its securities as follows:

Publicly Traded Securities - Investments in securities that are listed on the New York Stock Exchange (the “NYSE”) are valued, except as indicated below, at the official closing price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no published closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the closing price of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If, after the close of a domestic or foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, the domestic or foreign securities may be valued pursuant to procedures established by the Board of Directors (the “Board”).

Securities traded in the over-the-counter market, such as fixed-income securities and certain equities, including listed securities whose primary market is believed by Versus Capital Advisors LLC (the “Adviser”) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board deems appropriate to reflect their fair market value. If there has been no official closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Fixed-income securities typically will be valued on the basis of prices provided by a pricing service, generally an evaluated price or the mean of closing bid and ask prices obtained by the pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities. Furthermore, the Fund’s Adviser will review the valuation methodology of any pricing service used in the Fund’s investment valuation process, subject to oversight and/or approval of the Board.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at their closing NAV.

Securities for which market prices are unavailable, or securities for which the Adviser determines that the market quotation is unreliable, will be valued at fair value pursuant to procedures approved by the Board. In these circumstances, the Adviser determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. The Fund’s use of fair value pricing may cause the NAV of the Shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.

Private Investment Funds - The Board has adopted procedures pursuant to which the Fund will value its investments in Private Investment Funds. Before investing in any Private Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by such Private Investment Fund, which as a general matter will employ market values when available, and otherwise look at principles of fair value that the Adviser reasonably believes to be consistent with (but not necessarily the same as) those used by the Fund for valuing its own investments. The Adviser shall use its best efforts to ensure that each private Investment Fund has in place policies and procedures that are consistent with the practices provided for in the Real Estate Information Standards (‘‘REIS’’), as established and amended by the National Council of Real Estate Investment Fiduciaries (‘‘NCRIEF’’) in conjunction with the Pension Real Estate Association (‘‘PREA’’), or comparable standards which may apply. REIS provides underlying principles behind the disclosure of reliable information with adequate policies and practices that include, but are not limited to the following:

•

Property valuation standards and policy that are expected to be applied consistent with Generally Accepted Accounting Principles (“GAAP”) fair value principles and uniform appraisal standards or such comparable standards as may apply to international managers. Real estate investments are required to be valued, (a) internally (by the Private Investment Fund’s manager) with third party (preferably an accounting or valuation firm) oversight to assure the reasonableness of and compliance with valuation policies, at least quarterly and (b) externally by an appraiser or other third party, preferably once annually, but at least once every 36 months. Furthermore, the valuations should be performed with impartiality, objectivity and independence, and with control to demonstrate they have been completed fairly. This includes the maintenance of records of methods and techniques for valuation with sufficient documentation to understand the scope of work completed.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Notes to Financial Statements

March 31, 2020 (continued)

•

Market Value Accounting and Reporting Standards including the production of quarterly financial statements and annual audited financials. This also incorporates quarterly performance measurement and reporting standards for every asset held by the Private Investment Fund. After investing in a Private Investment Fund, the Adviser will monitor the valuation methodology used by such Private Investment Fund and its manager.

The Fund values its investments in Private Investment Funds based in large part on valuations provided by the managers of the Private Investment Funds and their agents. These fair value calculations will involve significant professional judgment by the managers of the Private Investment Funds in the application of both observable and unobservable attributes. The calculated NAVs of the Private Investment Funds’ assets may differ from their actual realizable value or future fair value. Valuations will be provided to the Fund based on the interim unaudited financial records of the Private Investment Funds and, therefore, will be estimates subject to adjustment (upward or downward) upon the auditing of such financial records and may fluctuate as a result. The Board and the Adviser may not have the ability to assess the accuracy of these valuations. Because a significant portion of the Fund’s assets are invested in Investment Funds, these valuations have a considerable impact on the Fund’s NAV.

For each quarterly period that the NAVs of the Private Investment Funds are calculated by the managers of such funds, each Private Investment Fund’s NAV is typically adjusted based on the actual income and appreciation or depreciation realized by such Private Investment Fund when the quarterly valuations and income are reported. The Adviser will review this information for reasonableness based on its knowledge of current market conditions and the individual characteristics of each Investment Fund and may clarify or validate the reported information with the applicable manager of the Private Investment Fund. The Adviser may conclude, in certain circumstances, that the information provided by any such manager does not represent the fair value of the Fund’s investment in a Private Investment Fund and is not indicative of what actual fair value would be under current market conditions. In those circumstances, the Adviser’s Valuation Committee may determine to value the Fund’s investment in the Private Investment Fund at a discount or a premium to the reported value received from the Private Investment Fund. Any such decision will be made in good faith by the Adviser’s Valuation Committee, subject to the review and ratification of the Board’s Valuation Committee. The Funds’ valuation of each Private Investment Fund is individually updated as soon as the Adviser completes its reasonableness review, including any related necessary additional information validations with the manager of the Private Investment Fund, and typically within 45 calendar days after the end of each quarter for all Private Investment Funds. Additionally, between the quarterly valuation periods, the NAVs of such Private Investment Funds are adjusted daily based on the total return that each private Investment Fund is estimated by the Adviser to generate during the current quarter. The Adviser’s Valuation Committee monitors these estimates regularly and updates them as necessary if macro or individual fund changes warrant any adjustments, subject to the review and supervision of the Board’s Valuation Committee. The March 31, 2020 Portfolio of Investments presented herein reports the value of all the Fund’s investments in Private Investment Funds at the respective NAVs provided by the managers of the Private Investment Funds and their agents, which may differ from the valuations used by the Fund in its March 31, 2020 NAV calculation.

Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities.

Fair Value Measurements: The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – unadjusted quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Notes to Financial Statements

March 31, 2020 (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the year ended March 31, 2020, there were no transfers between levels. A summary of inputs used to value the Fund’s investments as of March 31, 2020 is as follows:

	Total Market Value at 03/31/2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Common Stocks*	$259,703,962	$259,703,962	$—	$—
Preferred Stocks*	35,653,288	35,653,288	—	—
Corporate Debt*	23,748,795	—	23,748,795	—
Commercial Mortgage Backed Securities	96,763,024	—	96,763,024	—
Short-Term Investment	198,926,204	198,926,204	—	—

Subtotal	$614,795,273	$494,283,454	$120,511,819	$—

Private Investment Funds (held at NAV)*	$2,338,042,199

Total	$2,952,837,472

*	See Portfolio of Investments for industry breakout.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; the existence of contemporaneous, observable trades in the market; and changes in listings or delistings on national exchanges.

Investment Income and Securities Transactions - Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income is recorded net of applicable withholding taxes. Interest income is accrued daily. Premiums and discounts are amortized or accreted on an effective yield method on fixed income securities. Dividend income from REIT investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Securities are accounted for on a trade date basis. The cost of securities sold is determined and gains (losses) are based upon the specific identification method.

Foreign Currency - Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates at 4:00 p.m. U.S. ET (Eastern Time). Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, and are included with the net realized and net change in unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders - The Fund will make regular quarterly distributions to shareholders of all or a portion of any dividends or investment income it earns on investments. In addition, the Fund will make regular distributions to the shareholders of all or a portion of capital gains distributed to the Fund by Investment Funds and capital gains earned by the Fund from the disposition of Investment Funds or other investments, together with any dividends or interest income earned from such investments. A portion of any distribution may be a return of capital or from other capital sources.

U.S. Federal Income Tax Information - The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. This policy may cause multiple distributions during the course of the year, which are recorded on the ex-dividend date.

As of and during the year ended March 31, 2020, the Fund did not have a liability for any unrecognized tax obligations. The Fund recognizes interest and penalties, if any, related to unrecognized tax obligations as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund identifies its major tax jurisdiction as U.S. Federal.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Notes to Financial Statements

March 31, 2020 (continued)

Dividends from net investment income and distributions from realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts at fiscal year end based on the tax treatment; temporary differences do not require such reclassification. As of March 31, 2020, permanent differences identified and reclassified among the components of net assets were to increase undistributed net investment income by approximately $52,608,000, to increase accumulated net realized gain by approximately $10,825,000 and to decrease paid-in-capital by approximately $63,433,000.

For the year ended March 31, 2020, tax character of the distribution paid by the Fund was approximately $47,288,000 of ordinary income dividends, approximately $26,990,000 of long-term capital gains and approximately $48,456,000 return of capital. For the year ended March 31, 2019, tax character of the distribution paid by the Fund were approximately $48,869,000 of ordinary income dividends, approximately $19,142,000 of long-term capital gains and approximately $39,248,000 of return of capital. Distribution from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

Net capital losses incurred may be carried forward for an unlimited time period and retain their tax character as either short-term or long-term capital losses. As of March 31, 2020, the Fund had no capital loss carryovers available to offset possible future capital gains.

Under federal tax law, capital and qualified ordinary losses realized after October 31 and December 31, respectively, may be deferred and treated as having arisen on the first day of the following fiscal year. For the fiscal year ended March 31, 2020, the Fund elected to defer approximately $6,300,000 in qualified late year losses.

As of March 31, 2020, the gross unrealized appreciation and depreciation and net unrealized appreciation on a tax basis were approximately $233,070,000, ($104,534,000) and $128,536,000 ,respectively. The aggregate cost of securities for federal income tax purposes at March 31, 2020, was approximately $ 2, 824, 301, 000.

Guarantees and Indemnifications - In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown and this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund would expect the risk of loss to be remote.

Use of Estimates - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities (disclosure of contingent assets and liabilities) at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Management Agreement, Versus Capital Advisors LLC serves as the investment adviser to the Fund. For its services under this agreement, the Fund pays the Adviser an Investment Management Fee at an annual rate of 0.95% of the Fund’s NAV, which accrues daily based on the net assets of the Fund and is paid quarterly. The Fund accrued fees to the Adviser of approximately $27,286,000 for the year ended March 31, 2020. The Adviser allocates the Fund’s assets and, thereafter, evaluates regularly each Investment Manager to determine whether its investment program is consistent with the Fund’s investment objective and whether its investment performance is satisfactory. The Adviser may, at its discretion, reallocate the Fund’s assets among the Investment Managers.

The Adviser previously engaged Callan LLC to act as the Fund’s investment sub-adviser to assist with the selection of Investment Managers. Fees to Callan were based on the average daily net assets of the Fund at an annual rate up to 0.10% and were paid by the Adviser from its Investment Management Fee. Effective August 2019, the investment sub-advisory agreement between the Adviser and Callan LLC was terminated.

The Adviser has retained the services of Security Capital Research & Management, Inc. and Principal Real Estate Investors, LLC as sub-advisers of the Fund (the “Sub-Advisers”). The Sub-Advisers each manage a specified portion of the Fund’s assets to be invested in domestic and international publicly traded real estate securities, such as common and preferred stock of publicly listed REITs, commercial mortgage-backed securities, commercial real estate collateralized debt obligations, and senior unsecured debt of REITs. Fees paid to the Sub-Advisers are based on the average net assets that they manage at an annual rate between 0.50% and 1.00%. The Fund accrued fees to the Sub-Advisers of approximately $2,861,000 for the year ended March 31, 2020.

The Fund pays each Independent Director a fee per annum. In addition, the Fund reimburses each of the Independent Directors for travel and other expenses incurred in connection with attendance at meetings; provided, however, that if more than three board meetings require out-of-town travel time, such additional travel time may be billed at the rate set forth in the Board of Directors Retainer Agreement or as amended by action of the Board from time to time. Each of the Independent Directors is a member of all Committees. The Chairman of the Audit Committee receives an additional fee per annum. Other members of the Board and executive officers of the Fund receive no compensation. The Fund also reimburses the Adviser for a portion of the compensation that it pays to the Fund’s Chief Compliance Officer.

NOTE 4. MARKET RISK FACTORS

The Fund’s investments in securities and/or financial instruments may expose the Fund to various market risk factors including, but not limited to the following:

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Notes to Financial Statements

March 31, 2020 (continued)

General Market Fluctuations Will Affect the Fund’s Returns. The Fund’s investments in Private Investment Funds and real estate securities may be negatively affected by the broad investment environment in the real estate market, the debt market and/or the equity securities market.

General Risks of the Private Investment Funds Investing in Real Estate. The Fund will not invest in real estate directly, but, because the Fund will invest in Private Investment Funds that qualify as REITs or investment vehicles treated similarly as private REITs, the Fund’s investment portfolio will be significantly impacted by the performance of the real estate market.

Risks of Investing in Equity Securities. The prices of equity and preferred securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Preferred securities may be subject to additional risks, such as risks of deferred distributions, liquidity risks, and differences in shareholder rights associated with such securities.

Risks Relating to Current Interest Rate Environment. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). This is especially true under current conditions because interest rates and bond yields are near historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields.

Market Disruption and Geopolitical Risk. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, tariffs and trade wars, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested. Likewise, natural and environmental disasters, epidemics or pandemics, and systemic market dislocations may be highly disruptive to economies and markets. For example, an outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) first detected in China in December 2019 has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak has caused significant market volatility and declines in global financial markets and may continue to adversely affect global and national economies, the financial performance of individual issuers, borrowers and sectors, and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The COVID-19 pandemic and its effects could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates, and adverse effects on the values and liquidity of securities or other assets. The foregoing could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. Other epidemics or pandemics that arise in the future may have similar impacts.

NOTE 5. INVESTMENT TRANSACTIONS

For the year ended March 31, 2020, the purchases and sales of investment securities, excluding short-term investments and U.S. Government securitieswere approximately $598,731,000 and $435,926,000, respectively.

NOTE 6. REPURCHASE OFFERS

The Fund has a fundamental policy that it will make quarterly Repurchase Offers for no less than 5% of its shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements (as discussed below), and that each quarterly repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (defined below), or the next Business Day if the 14th is not a Business Day (each a “Repurchase Pricing Date”). In general, the Repurchase Pricing Date occurs on the Repurchase Request Deadline and settlement occurs 3 days later. Shares will be repurchased at the NAV per Share determined as of the close of regular trading on the NYSE on the Repurchase Pricing Date. Repurchase tenders made during the year ended March 31, 2020 cumulatively were approximately $432,263,000.

Shareholders will be notified in writing about each quarterly Repurchase Offer, how they may request that the Fund repurchase their shares and the Repurchase Request Deadline, which is the date the Repurchase Offer ends. The Repurchase Request Deadline will be determined by the Board. The time between the notification to shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days. The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. Payment pursuant to the repurchase will be made to the shareholders within seven days of the Repurchase Pricing Date (the “Repurchase Payment Deadline”). Certain authorized institutions, including custodians and clearing platforms, may set times prior to the Repurchase Request Deadline by which they must receive all documentation they may require relating to repurchase requests and may require additional information. In addition, certain clearing houses may allow / require shareholders to submit their tender request only on the Repurchase Request Deadline.

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to shareholders prior to the Repurchase Payment Deadline.

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% of the total number of shares outstanding on the Repurchase Request Deadline. The Board authorized the Fund’s Repurchase Offer amounts to be 8% of total outstanding shares for all quarterly Repurchase Offers during the fiscal year ended March 31, 2020 and for its quarterly Repurchase Offer in April 2020.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Notes to Financial Statements

March 31, 2020 (continued)

If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer, the Fund may, in its sole discretion (i) repurchase the tendered Shares on a pro rata basis or (ii) increase the number of Shares to be repurchased by up to 2% of the Fund’s outstanding Shares. If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer plus 2% of the Fund’s outstanding Shares, the Fund is required to repurchase the Shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares before prorating other amounts tendered. Because of the potential for proration, tendering shareholders may not have all of their tendered Shares repurchased by the Fund.

NOTE 7. LINE OF CREDIT

Effective April 17, 2019, the Fund’s line of credit with Zions Bancorporation N.A. dba Vectra Bank Colorado (“Vectra”) expired and the Fund opened a new secured $150,000,000 line of credit with a $20,000,000 accordion feature for the purpose of liquidity subject to the limitations of the 1940 Act for borrowings (the “LOC”). Borrowings, if any, under the Vectra arrangement bear interest at the one month LIBOR/Rate plus 1.50% at the time of borrowing. The Fund incurred interest expense of approximately $26,500 during the year ended March 31, 2020. In addition, the Fund incurs a Non-Utilization Fee equal to 0.375% on the portion of the LOC not being used and certain origination and structuring fees (the “other LOC fees”). The Fund incurred other LOC fees equal to approximately $689,500 during the year ended March 31, 2020. As collateral for the lines of credit, the Fund would grant Vectra a first position security interest in and lien on securities held by the Fund in the collateral account. The Fund complied with all covenants of the LOC during the year ended March 31, 2020.

NOTE 8. RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. Each of the following securities can suspend redemptions if its respective Board deems it in the best interest of its shareholders. This and other important information are described in the Fund’s Prospectus.

As of March 31, 2020, the Fund invested in the following restricted securities:

Security(a)	Acquisition Date(b)	Shares		Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000s)	%of Net Assets	Redemption Notice(c)
AEW Core Property Trust (U.S.), Inc.
Class A Shares	7/2/2013	132,236		$124,788	$134,589	$—	4.5%	45 Days(d)
Class B Shares	7/2/2013	47,116		44,462	47,955	—	1.6%	45 Days
AEW Value Investors US LP	8/17/2017	—	(e)	25,000	25,669	50,000	0.9%	(f)
Barings Core Property Fund LP	9/30/2013	212,756		26,158	28,800	—	1.0%	60 Days(g)
Barings European Core Property Fund	6/13/2017	63,917		71,981	77,585	25,000	2.6%	60 Days
CBRE U.S. Core Partners LP	3/29/2018	78,855,767		110,000	115,492	25,000	3.9%	60 Days(d)
Clarion Gables Multifamily Trust LP	3/4/2019	96,276		125,000	127,031	—	4.3%	(h)
Clarion Lion Properties Fund LP	7/1/2013	158,382		211,180	246,598	—	8.3%	90 Days(d)
GWL U.S. Property Fund L.P.	12/30/2019	—	(i)	50,000	50,250	75,000	1.7%	90 Days
Harrison Street Core Property Fund LP	8/13/2014	86,966		112,999	122,993	—	4.1%	45 Days(d)
Heitman America Real Estate Trust LP	12/2/2014	172,306		200,000	202,979	—	6.8%	90 Days(d)
Heitman Core Real Estate Debt Income Trust LP	4/1/2017	107,663		110,000	110,197	55,000	3.7%	90 Days
Invesco Core Real Estate USA LP	12/31/2013	680		114,500	131,581	75,000	4.4%	45 Days
Invesco Real Estate Asia Fund	9/30/2014	875,086		108,426	110,486	—	3.7%	45 Days
LaSalle Property Fund LP
Class A Shares	8/31/2015	90,900		139,419	149,769	—	5.1%	45 Days(d)
Class B Shares	8/31/2015	35,259		54,079	58,093	—	2.0%	45 Days
Mesa West Core Lending Fund LP	7/15/2015	67,541		72,035	71,617	7,965	2.4%	30 Days(d)
MetLife Commercial Mortgage Income Fund LP	10/1/2015	49,075		49,996	49,819	—	1.7%	90 Days(g)
RREEF America REIT II, Inc.	9/30/2013	1,769,282		199,320	225,654	—	7.6%	45 Days
Trumbull Property Fund, LP	9/30/2013	3,352		36,056	35,146	—	1.2%	60 Days(g)
Trumbull Property Income Fund, LP	4/1/2016	9,001		107,500	114,982	—	3.9%	60 Days(d)
US Government Building Open-End Feeder, LP	5/1/2014	—	(j)	93,000	100,757	—	3.4%	60 Days(d)

Total				$2,185,899	$2,338,042	$312,965	78.8%

(a)

The investment funds are open-ended Investment Funds organized to serve as a collective investment vehicle through which eligible investors may invest in a professionally managed real estate portfolio of equity and debt investments consisting of multi-family, industrial, retail and office properties in targeted metropolitan areas. The principal investment objective of the Investment Funds is to generate attractive, predictable investment returns from a target portfolio of

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Notes to Financial Statements

March 31, 2020 (continued)

low-risk equity investments in income-producing real estate while maximizing the total return to shareholders through cash dividends and appreciation in the value of shares.
(b)

Represents initial acquisition date as shares are purchased at various dates through the current period. (c) The investment funds provide for a quarterly redemption subject to the notice period listed.

(d)

The Fund submitted a partial redemption request prior to March 31, 2020, but will maintain market exposure to the investment through a future date. The Investment Manager expects to meet all redemptions over time.

(e)	Partnership is not designated in units. The Fund owns approximately 15.9% at March 31, 2020.
(f)	Shares are subject to an initial lockup period ending December 31, 2020 with a redemption notification period of 90 days.
(g)

The Fund submitted a full redemption request prior to March 31, 2020, but will maintain market exposure to the investment through a future date. The Investment Manager expects to meet all redemptions over time.

(h)	Shares are subject to an initial lockup period ending March 1, 2021 with redemption notification period of 90 days.
(i)	Partnership is not designated in units. The Fund owns approximately 7.6% at March 31, 2020.
(j)	Partnership is not designated in units. The Fund owns approximately 5.1% at March 31, 2020.

NOTE 9. AFFILIATED ISSUERS

The following table lists each issuer owned by the Fund that may be deemed an “affiliated company” under the 1940 Act, as well as transactions that occurred in the security of such issuer during the year ended March 31, 2020:

Affiliated Investment	Value at 03/31/19	Purchases	Dividends	Sales	Realized Gain/Loss	Change in App/Dep	Value at 03/31/20	Shares Held at 03/31/20

AEW Value Investors US LP	$24,816,284	$—	$1,142,686	$—	$—	$852,532	$25,668,816	—	(a)
Barings European Core Property Fund	72,724,139	—	1,707,331	—	—	4,860,681	77,584,820	63,917
Clarion Gables Multifamily Trust LP	50,020,105	75,000,000	1,637,693	—	—	2,010,809	127,030,914	96,276
Invesco Real Estate Asia Fund Trust Class A Units	101,891,185	10,000,000	3,193,479	—	—	(1,405,217)	110,485,968	875,086
US Government Building Open-End Feeder, LP	101,597,729	—	4,936,985	—	—	(840,956)	100,756,773	—	(b)

Total	$351,049,442	$85,000,000	$12,618,174	$—	$—	$5,477,849	$441,527,291

(a) Partnership is not designated in units. The Fund owns approximately 15.9% at March 31, 2020.

(b) Partnership is not designated in units. The Fund owns approximately 5.1% at March 31, 2020.

NOTE 10. RECENT ACCOUNTING PRONOUNCEEMENTS

In August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurements (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). ASU 2018-13 eliminates disclosures for transfers between level 1 and level 2 investments, policy of timing of transfers between levels, valuation process for level 3 fair value measurements and the changes in unrealized gains and losses for the period included in earnings for recurring level 3 fair value measurements held at the end of the reporting period. Additionally, in lieu of a rollforward for level 3 fair value measurements, a nonpublic entity is required to disclose transfers into and out of level 3 of the fair value hierarchy and purchases and issues of level 3 assets and liabilities. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2019. An entity is permitted to early adopt any removed or modified disclosures upon issuance of ASU 2018-13 and delay adoption of the additional disclosures until their effective date. The Adviser is assessing the impact to the Fund’s financial statement disclosures and does not anticipate material changes.

NOTE 11. RISKS AND UNCERTANTIES

Pursuant to Section 10(a)(3) of the Securities Act of 1933 (the “Securities Act”), the Fund is required to annually update its prospectus so that the financial statements and other information contained or incorporated by reference in the prospectus is not more than sixteen months old. Although the Fund’s prospectus at all times referred investors to the Fund’s website to access the most recent audited financial statements, on multiple occasions since the launch of the Fund in 2011, it did not file a post-effective amendment to its registration statement in a timely manner containing an updated reference to the Fund’s most recently available financial statements, as required by Section 10(a)(3) of the Securities Act.

Additionally, pursuant to Section 10(c) of the Securities Act, the Fund is required to include in its Prospectus all information as the SEC may by rule or regulation require. Pursuant to Rule 3-18 of Regulation S-X, 17 C.F.R. § 210.3-18, the SEC requires a fund to incorporate by reference its interim unaudited financial statements into any filing made more than 245 days after the date of the fund’s audited financial statements. On December 17, 2018, the Fund filed a post-effective amendment, which became effective February 16, 2019, that did not incorporate by reference the Fund’s unaudited financial statements even though that filing was made more than 245 days after the date of the Fund’s audited financial statements (i.e., March 31, 2018). On June 10, 2019, the Fund filed a post-effective amendment, which became effective immediately, that incorporated by reference the Fund’s March 31, 2019 audited financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Notes to Financial Statements

March 31, 2020 (continued)

As a result, certain remedies may be triggered, including a right of rescission under Section 12(a) of the Securities Act, for investors that purchased shares of the Fund during the periods when the Fund’s Prospectus did not properly incorporate by reference its audited or unaudited financial statements. Specifically, a shareholder who purchased shares during a relevant period and who still holds his or her shares may be entitled to receive the consideration originally paid plus interest, less the amount of income received. A shareholder who purchased shares during a relevant period but who has since sold those shares may be entitled to receive the consideration originally paid plus interest, less the price at which the shareholder sold the securities, plus any income received on the security. Additionally, the SEC and/or state securities agencies could pursue enforcement actions or impose penalties and fines on the Fund with respect to any violations of securities laws, which could subject the Fund to further potential liabilities.

To mitigate the risk that Fund shareholders are harmed by any claims for rescission, the Fund has entered into an indemnity agreement with the Adviser pursuant to which the Adviser has agreed to indemnify and hold harmless the Fund from losses, including costs and expenses associated with rescission claims and reasonable attorneys’ fees related thereto. No such rescission claims, enforcement actions, fines or penalties were received or imposed on the Fund through March 31, 2020. However given the uncertainties with respect to any future actions by shareholders and/or regulators, the Fund is unable to estimate the range of possible loss associated with this issue.

NOTE 12. SUBSEQUENT EVENTS

The Fund offered to repurchase 8% of its outstanding shares with respect to its April 17, 2020 Repurchase Offer, equaling 8,915,481 shares. Shareholders placed tender requests of 16,912,900 shares and the Fund redeemed 9,794,521 shares, following a voluntary increase to its originally offered amount as allowed by Rule 23c-3 of the 1940 Act.

As discussed in Note 4, the COVID-19 pandemic continues to have an impact on the global financial markets. The ultimate future impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and determined that there are no additional subsequent events to report.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Additional Information (Unaudited)

SECURITY PROXY VOTING

The Fund’s policy is to vote its proxies in accordance with the recommendations of management. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (866) 280-1952 and on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, which has replaced Form N-Q, within 60 days after the end of the period. Copies of the Fund’s Forms N-PORT are available without a charge, upon request, by contacting the Fund at (866) 459-2772 and on the SEC’s website at http://www.sec.gov.

DIVIDEND REINVESTMENT PLAN

All distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder “opts out” (elects not to reinvest in Shares), pursuant to the Fund’s Dividend Reinvestment Policy. A shareholder may elect initially not to reinvest by indicating that choice on a shareholder certification. Thereafter, a shareholder is free to change his, her or its election on a quarterly basis by contacting BNY Mellon (or, alternatively, by contacting the Selling Agent that sold such shareholder his, her or its Shares, who will inform the Fund). Shares purchased by reinvestment will be issued at their NAV on the ex-dividend date. There is no Sales Load or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions. The automatic reinvestment of dividends and capital gain distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions.

APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENTS}

At a meeting held on November 22, 2019, the Board of Directors (the “Board”) of the Fund, including a majority of the Directors who are not “interested persons” (the “Independent Directors”), as such term is defined by the 1940 Act, approved an amendment to the Investment Sub-Advisory Agreement between Versus Capital Advisors LLC (the “Adviser”) and Security Capital Research & Management Incorporated (“Sub-Adviser”) and the Investment Sub-Advisory Agreement between the Adviser and the Principal Real Estate Investors, LLC (“Sub-Adviser”). (The amended Investment Sub-Advisory Agreements each are referred to as an “Amended Sub-Advisory Agreement ” and together as the “Amended Sub-Advisory Agreements.”). The Independent Directors were assisted in their review of the Amended Sub-Advisory Agreements by their independent legal counsel.

In considering the Amended Sub-Advisory Agreements, the Board noted that the Investment Sub-Advisory Agreements had been most recently approved for continuance at the June 12, 2019 Board meeting and that the proposed amendment was technical in nature, with the fees and services under the agreements remaining the same. The Board further noted that the new provisions being added to the agreements would allow greater flexibility in various transactions, including the selection of trading partners for the execution of portfolio trades.

In evaluating the Amended Sub-Advisory Agreements, the Board considered that when it approved the Investment Sub-Advisory Agreements for the Fund during June 2019 Board meeting, as a part of that process it had considered the nature, quality and extent of the services to be provided by the Sub-Adviser under each agreement as well as the competitiveness of the fee and had concluded, based upon the information provided, that the terms were reasonable and that continuation was in the best interests of shareholders. The Board also considered the benefits to shareholders from the greater flexibility resulting from the new provisions in the Amended Sub-Advisory Agreements.

The Board, having reviewed each of the Amended Sub-Advisory Agreements, determined that it was in the best interests of shareholders to approve each Amended Sub-Advisory Agreement.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Additional Information (Unaudited)

DIRECTORS AND OFFICERS

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. Information pertaining to the Board is set forth below.

Name, Address, and Age (1)	Position(s) Held with Fund	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Director	Other Public Company Directorships Held by Director
Independent Directors (4)
Jeffry A. Jones; Age 61	Independent Director	Since inception	Principal of SmithJones, (Real Estate) (2008 to present).	2	0
Richard J. McCready; Age 62	Lead Independent Director	Lead Independent Director (March 2020 - present); Independent Director since inception	President of The Davis Companies (2014 - present).	2	0
Paul E. Sveen; Age 58	Independent Director	Since inception	Chief Financial Officer of Beam Technologies (February 2020 - present); Chief Financial Officer of Paypal’s merchant lending platform (2018 - 2020); Chief Financial Officer of Swift Financial (2016 - 2018); Managing Partner of Pantelan Real Estate Services LLC (2013 - 2016).	2	0
Robert F. Doherty; Age 55	Independent Director	Since March 2019	Chief Financial Officer of Sustainable Living Partners (2018 - present); Partner of Renova Capital Partners (2010 - present); Chief Financial Officer of Ensyn Corporation (2013-2018).	2	0
Interested Directors (5)
William R. Fuhs, Jr.; Age 51	Chairman of the Board; President	Since inception	President of the Adviser (2010 - present); President of Versus Capital Real Assets Fund (2017 - present); Chief Financial Officer of the Adviser (2010 - 2016).	2	0
Casey Frazier; Age 42	Director; Chief Investment Officer	Since inception	Chief Investment Officer of the Adviser (2011 - present); Chief Investment Officer of Versus Capital Real Assets Fund LLC 2017 to present).	2	0
Mark D. Quam; Age 50	Director; Chief Executive Officer	Since March 2019	Chief Executive Officer of the Adviser (2010 - present); Chief Executive Officer of Versus Capital Real Assets Fund LLC (2017 - present).	2	0

(1) The address of each member of the Board is: c/o Versus Capital Multi-Manager Real Estate Income Fund LLC, 5555 DTC Parkway, Suite 330, Greenwood Village, Colorado 80111.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Additional Information (Unaudited)

(2) Each Director will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement.

(3) The term “Fund Complex” as used herein includes the Fund and Versus Capital Real Assets Fund LLC.

(4) “Independent Directors” means members of the Board who are not “interested persons” of the Fund, the Adviser, the Distributor, or any affiliate of the Fund, the Adviser, or the distributor, as defined by the Investment Company Act (“the Independent Directors”).

(5) “Interested Directors” means members of the Board who are an “interested person,” as defined in the Investment Company Act, because of such person’s affiliation with the Fund (the “Interested Directors”).

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Additional Information (Unaudited)

OFFICERS

The address, age, and a description of principal occupations during the past five years are listed below for each officer of the Fund:

Name, Address and Age (1)	Position(s) Held with Fund	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years
Mark D. Quam; Age 50	Chief Executive Officer	Since inception	Chief Executive Officer of the Adviser (2010 to present); Chief Executive Officer of Versus Capital Real Assets fund LLC (2017 to present).
William R. Fuhs, Jr.; Age 51	President	Since inception	President of the Adviser (2010 to present); Chief Financial Officer of the Adviser (2010 to 2016); President of Versus Capital Real Assets Fund (2017 to present).
Casey Frazier; Age 42	Chief Investment Officer	Since inception	Chief Investment Officer of the Adviser (2011 to present); Chief Investment Officer of Versus Capital Real Assets Fund LLC (2017 to present).
Brian Petersen; Age 49	Chief Financial Officer, Treasurer	August 2019	Managing Director, Fund Financial Operations of the Adviser (July 2019 to present); Chief Financial Officer and Treasurer of Versus Capital Real Assets Fund LLC, (August 2019 to present); Senior Vice President of OFI Global Asset Management, Inc. (January 2017 to May 2019); Vice President of OFI Global Asset Management, Inc. (2007-2017).
Steve Andersen; Age 44	Chief Compliance Officer and Secretary	October 2018	Chief Compliance Officer of the Adviser, the Fund, and Versus Capital Real Assets Fund LLC (October 2018 - present); Secretary of the Fund and Versus Capital Real Assets Fund LLC (December 2018 - present); Vice President of Compliance at Janus Henderson Investors (August 2017 to August 2018. Assistant Vice President of Compliance at Janus Capital Group (January 2016 to August 2017); Senior Compliance Manager at Janus Capital Group (August 2011 to January 2016).

(1) The address of each Officer of the Fund is: c/o Versus Capital Multi-Manager Real Estate Income Fund LLC, 5555 DTC Parkway, Suite 330, Greenwood Village, Colorado 80111.

(2) Each Officer will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	No disclosures are required by this Item 2(b).

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(d)

The registrant has not granted, during the period covered by this report any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, is available on its Internet website at: https://www.versuscapital.com/wp-content/uploads/Versus-Capital-Code-of-Ethics.pdf.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Robert Doherty, who is “independent” for purposes of this Item 3 of Form N-CSR.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $59,775 for 2019 and $61,385 for 2020.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $6,300 for 2019 and $19,950 for 2020.

The nature of the services include the issuance of consents in conjunction with the registrant’s registration statement filings as well as work performed in conjunction with routine regulatory exams of the registrant.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $10,812 for 2019 and $13,780 for 2020.

The nature of the services include the review of federal and state tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2019 and $0 for 2020.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s Audit Committee has adopted an Audit Committee Charter that governs the Audit Committee’s pre-approval process. The Audit Committee Charter states that the Audit Committee may review and approve in advance any audit or non-audit engagement or relationship between the Fund and the independent auditors, other than “prohibited non-auditing services” (as defined in Section 201 of the Sarbanes-Oxley Act of 2002). The Audit Committee may delegate to the Chairman of the Audit Committee the authority to pre-approve any audit or non-audit services to be provided by the independent auditors up to a maximum of $5,000 so long as it is presented to the full Audit Committee at its next regularly scheduled meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0% for 2019 and 9% for 2020

(c)	0% for 2019 and 2020

(d)	N/A

(f)	Not Applicable.

(g)

There were no non-audit fees billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years. Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, were $17,112 for fiscal 2019 and $33,730 for fiscal 2020.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND PROCEDURES

The Fund is a fund of funds that invests primarily in Investment Funds which have investors other than the Fund. The Fund may invest substantially all of its assets in non-voting securities of Investment Funds.

The Fund has delegated voting of proxies in respect of portfolio holdings to Versus Capital Advisors LLC (the “Adviser”), to vote the Fund’s proxies in accordance with the Adviser’s proxy voting guidelines and procedures. For assets sub-advised by other investment managers (“Sub-Advisers”), the Adviser has delegated its authority to vote proxies to those Sub-Advisers. Investment Funds typically do not submit matters to investors for vote; however, if an

Investment Fund submits a matter to the Fund for vote (and the Fund holds voting interests in the Investment Fund), the Adviser will vote on the matter in a way that it believes is in the best interest of the Fund and in accordance with the following proxy voting guidelines (the “Voting Guidelines ”):

• In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser’s goal is to act prudently, solely in the best interest of the Fund.

• The Adviser attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

• The Adviser, absent a particular reason to the contrary, generally will vote with management’s recommendations on routine matters. Other matters will be voted on a case-by-case basis.

The Adviser applies its Voting Guidelines in a manner designed to identify and address material conflicts that may arise between the Adviser’s interests and those of its clients before voting proxies on behalf of such clients. The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting and assess their materiality:

• The Adviser’s employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of the Adviser’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of certain designated persons.

• Such designated persons work with appropriate personnel of the Adviser to determine whether an identified conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. The Adviser shall maintain a written record of all materiality determinations.

• If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.

• If it is determined that a conflict of interest is material, the Adviser may seek legal assistance from appropriate counsel for the Adviser to determine a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:

•	disclosing the conflict to the Board and obtaining the consent of the Board before voting;
•	engaging another party on behalf of the Fund to vote the proxy on its behalf;
•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or
•	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

The Adviser shall maintain a written record of the method used to resolve a material conflict of interest. Information regarding how the Adviser and the Sub-Advisers voted the Fund’s proxies related to the Fund’s portfolio holdings during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-877-200-1878, and is available on the SEC’s website at http://www.sec.gov.

Principal Real Estate Investors

Proxy Voting and Class Action Monitoring

Rule 206(4)-6

Background

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

Policy

The Advisers believe that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services provided to advisory clients. The Advisers’ guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the Advisers’ belief that sound corporate governance creates a framework within which a company can be managed in the interests of its shareholders.

In addition, as a fiduciary, the Advisers also monitor certain Clients’ ability to participate in class action events through the regular portfolio management process. Accordingly, the Advisers have adopted the policies and procedures set out below, which are designed to ensure that the Advisers comply with legal, fiduciary, and contractual obligations with respect to proxy voting and class actions.

Proxy Voting Procedures

The Advisers have implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.

The Investment Accounting Department has assigned a Proxy Voting Team to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.

Institutional Shareholder Services

Based on the Advisers’ investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, the Advisers have retained the services of Institutional Shareholder Services (“ISS”). ISS is a leading global provider of investment decision support tools.

ISS offers proxy voting solutions to institutional clients globally. The services provided to the Advisers include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.

The Advisers have elected to follow the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that the Advisers’ Portfolio Management Teams (“PM Teams”) generally consider important in casting proxy votes. 1 The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation (“ISS Recommendation”) that reflects ISS’s application of the Guidelines to the particular proxy issues. ISS Proxy Voting Guidelines Summaries are accessible to all PM Teams on the ISS system. They are also available from the Proxy Voting Team.

Voting Against ISS Recommendations

On any particular proxy vote, Portfolio Managers may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors.

If the Portfolio Manager’s judgment differs from that of ISS, a written record is created reflecting the process (See Appendix titled “Report for Proxy Vote(s) Against the ISS Recommendation(s)”), including:

1.	The requesting PM Team’s reasons for the decision;
2.	The approval of the lead Portfolio Manager for the requesting PM Team;
3.	Notification to the Proxy Voting Team and other appropriate personnel (including other Advisers Portfolio Managers who may own the particular security);
4.	A determination that the decision is not influenced by any conflict of interest; and review and approval by the Compliance Department.

(In certain cases, Portfolio Managers may not be allowed to vote against ISS recommendations due to a perceived conflict of interest. For example, Portfolio Managers will vote with ISS recommendations in circumstances where PGI is an adviser to the PGI CITs and those CITs invest in Principal mutual funds.)

Conflicts of Interest

The Advisers have implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by the Advisers in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because the Advisers cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third party.

1     The Advisers have various Portfolio Manager Teams organized by asset classes and investment strategies.

Our procedures also prohibit the influence of conflicts of interest where a PM Team decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with the Advisers’ senior management, the Law Department, Outside Counsel, and/or the Client whose account may be affected by the conflict. The Advisers maintain records of the resolution of any proxy voting conflict of interest.

Proxy Voting Instructions and New Accounts

Institutional Accounts

As part of the new account opening process for discretionary institutional Clients that require the Adviser to vote proxies, the Advisers’ Investment Accounting Department is responsible for sending a proxy letter to the Client’s custodian. This letter instructs the custodian to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and provide it to ISS, with a copy to the Advisers’ Investment Accounting Department. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.

The Investment Accounting Department is responsible for maintaining this proxy instruction letter in the Client’s file and for scanning it into the Advisers’ OnBase system. These steps are part of the Advisers’ Account Opening Process.

SMA - Wrap Accounts

The Advisers’ SMA Operations Department is responsible for servicing wrap accounts, which includes providing instructions to the relevant wrap sponsor for setting up accounts with ISS.

Fixed Income and Private Investments

Voting decisions with respect to Client investments in fixed income securities and the securities of privately-held issuers will generally be made by the relevant Portfolio Managers based on their assessment of the particular transactions or other matters at issue.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. Clients may provide specific vote instructions for their own ballots. Upon request, the Advisers may be able to accommodate individual Clients that have developed their own guidelines. Clients may also discuss with the Advisers the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf. Such requests should be centralized through the Advisers’ Proxy Voting Team.

Securities Lending

At times, neither the Advisers nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, the Advisers will make reasonable efforts to inform the Client that neither the Advisers nor ISS is able to vote the proxy until the lent security is recalled.

Abstaining from Voting Certain Proxies

The Advisers shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when the Advisers’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

•	Restrictions for share blocking countries;[2]
•	Casting a vote on a foreign security may require that the adviser engage a translator;
•	Restrictions on foreigners’ ability to exercise votes;
•	Requirements to vote proxies in person;
•	Requirements to provide local agents with power of attorney to facilitate the voting instructions;
•	Untimely notice of shareholder meeting;
•	Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

Proxy Solicitation

Employees should inform the Advisers’ Proxy Voting Team of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, the Advisers do not reveal or disclose to any third party how the Advisers may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Team may disclose that it is the Advisers’ general policy to follow the ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

Handling of Information Requests Regarding Proxies

Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Ipreo, DF King, Georgeson Shareholder) may contact the Advisers to ask questions regarding total holdings of a particular stock across advisory Clients, or how the Advisers intends to vote on a particular proxy. In addition, issuers may call (or hire third parties to call) with intentions to influence the Advisers’ votes (i.e., to vote against ISS).

Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Advisers’ Proxy Voting Team. The Proxy Voting Team will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Team may consult with the appropriate Portfolio Manager(s) and/or the CCO with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).

2 In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

External Managers

Where Client assets are placed with managers outside of the Advisers, whether through separate accounts, funds- of-funds or other structures, such external managers are responsible for voting proxies in accordance with the managers’ own policies. The Advisers may, however, retain such responsibilities where deemed appropriate.

Proxy Voting Errors

In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Advisers’ Proxy Voting Team. The Proxy Voting Team will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Team, with the assistance of the CCO (or designee), will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, Client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, Outside Counsel, and/or affected Clients may be contacted. However, the Advisers may opt to refrain from notifying nonmaterial de minimis errors to Clients.

Recordkeeping

The Advisers must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Proxy Voting Team, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•

Any request, whether written (including e-mail) or oral, received by any Employee of the Advisers, must be promptly reported to the Proxy Voting Team. All written requests must be retained in the Client’s permanent file.

•

The Proxy Voting Team records the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

•

The Proxy Voting Team furnishes the information requested to the Client within a reasonable time period (generally within 10 business days). The Advisers maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.

•	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

•	Upon inadvertent receipt of a proxy, the Advisers forward the proxy to ISS for voting, unless the client has instructed otherwise.

Note: The Advisers are permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.

Proxy voting records:

•

The Advisers’ proxy voting record is maintained by ISS. The Proxy Voting Team, with the assistance of the Investment Accounting and SMA Operations Departments, periodically ensures that ISS has complete, accurate, and current records of Clients who have instructed the Advisers to vote proxies on their behalf.

•	The Advisers maintain documentation to support the decision to vote against the ISS recommendation.
•

The Advisers maintain documentation or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for any voting decision.

Procedures for Class Actions

In general, it is the Advisers’ policy not to file class action claims on behalf of Clients. The Advisers specifically do not act on behalf of former Clients who may have owned the affected security but subsequently terminated their relationship with the Advisers. The Advisers only file class actions on behalf of Clients if that responsibility is specifically stated in the advisory contract, as it is the Advisers’ general policy not to act as lead plaintiff in class actions.

The process of filing class action claims is carried out by the Investment Accounting Department. In the event the Advisers opt out of a class action settlement, the Advisers will maintain documentation of any cost/benefit analysis to support that decision.

The Advisers are mindful that they have a duty to avoid and detect conflicts of interest that may arise in the class action claim process. Where actual, potential or apparent conflicts are identified regarding any material matter, the Advisers manage the conflict by seeking instruction from the Law Department and/or outside counsel.

Disclosure

The Advisers ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements.

Responsibility

Various individuals and departments are responsible for carrying out the Advisers’ proxy voting and class action practices, as mentioned throughout these policies and procedures. The Investment Accounting Department has assigned a Proxy Voting Team to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.

In general, the Advisers’ CCO (or designee) oversees the decisions related to proxy voting, class actions, conflicts of interest, and applicable record keeping and disclosures. In addition, the Compliance Department periodically reviews the voting of proxies to ensure that all such votes - particularly those diverging from the judgment of ISS - were voted in a manner consistent with the Advisers’ fiduciary duties.

Security Capital Research & Management, Inc. (“SC-R&M”)

Compliance Policy

Regulatory Category: Proxy Voting

Overview

➣	Advisers are fiduciaries and must act in the best interest of the client with respect to functions undertaken on behalf of the client, including proxy voting activities.

➣

Advisers must have written policies and procedures regarding how proxies are voted. The policies and procedures must include procedures intended to prevent material conflicts of interest from affecting the manner in which proxies are voted.

➣	SC-R&M has adopted written policies and procedures that address how proxies are voted and how this information can be obtained by clients.

Applicable Regulation

➣	Investment Advisers Act of 1940: Rule 206(4)-6

Summary of Regulatory Requirements

1.	An adviser must adopt and implement written policies and procedures reasonably designed to ensure that:

a.	Proxies are voted in the best interest of the client;

b.	Conflicts are identified and handled appropriately; and

c.	Fiduciary obligations are fulfilled.

2.	An adviser must disclose to its clients how they may obtain information on how proxies were voted for securities held for their accounts.

3.	An adviser must disclose to clients information about its proxy voting policies and procedures and how clients may obtain the policies and procedures.

Activities Conducted by SC-R&M to Satisfy Regulatory Requirements

1.

SC-R&M seeks to have each investment management agreement set forth whether SC-R&M or the client is responsible for voting proxies. If SC-R&M is responsible, it is SC-R&M’s obligation to vote proxies in the best interests of the client and in accordance with SC- R&M’s Proxy Voting Procedures and Guidelines.

2.	Investment personnel are principally responsible for determining how to vote individual proxies in accordance with the SC-R&M Proxy Voting Procedures and Guidelines.

3.

It is SC-R&M’s policy to vote all proxies received on securities held in portfolios, over which SC-R&M has discretionary management and proxy voting authority, unless SC-R&M determines that it is not in the best interest of the client to vote a particular proxy. These instances include but are not limited to: (a) if the security is on loan and the negative consequences to the client of recalling the loaned securities outweighs the benefits of voting in the particular instance; and (b) if the proxy involves foreign securities and the expense and administrative inconvenience or other costs outweigh the benefits to the clients of voting the securities.

4.

To assist SC-R&M’s investment personnel with proxy voting proposals, SC-R&M has retained the services of independent proxy voting vendors. The vendors may assist with such items as: (a) coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; (b) voting all proposals that are clearly covered in the SC- R&M Proxy Voting Procedures and Guidelines; (c) providing SC-R&M with a comprehensive analysis of each proxy proposal; and (d) providing SC-R&M with recommendations on how to vote each proxy proposal based on the SC-R&M Proxy Voting Procedures and Guidelines.

5.

To oversee and monitor the proxy voting process on an on-going basis, SC-R&M has established a Proxy Committee that meets annually or more frequently as circumstances dictate. The Proxy Committee is comprised of the Proxy Administrator and senior officers from the Investment, Legal, Compliance, Operations, Funds and Risk Management Departments.

6.

The primary functions of the Proxy Committee are: to periodically review general proxy voting matters, to review and approve the SC-R&M Proxy Voting Procedures and Guidelines annually, and to provide advice and recommendations on general proxy voting matters as well as on specific voting issues to be implemented. The Proxy Committee will also oversee any third party vendors to which it has delegated proxy voting responsibilities and the level of services they provide as well as determining the independence of any such vendor and determining that there are no conflicts of interest that would prevent the vendor from providing such services prior to delegating proxy responsibilities. The JPMC Third Party Oversight group supports the Proxy Committee in its oversight of vendors as per the Third Party Provider Policy.

7.

SC-R&M has established the role of a Proxy Administrator to oversee the proxy voting process. The Proxy Administrator is charged with evaluating the quality of services provided by the third party proxy vendor, if retained; escalating proposals identified by the third party proxy vendor as non-routine, but for which a Guideline exists, to the attention of the appropriate investment professionals and confirming the third party proxy vendor’s recommendation with the appropriate SC-R&M investment professional; escalating proposals identified by the third party proxy vendor as not being covered by the Guidelines to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of SC-R&M investment professionals with respect to proposals not covered by the Guidelines or to override the Guideline; referring investment considerations regarding overrides to the Proxy Committee, if necessary; determining, in the case of overrides, whether a material conflict exists; escalating material conflicts to the Proxy Committee; and maintaining the required records. The Proxy Administrator utilizes an automated system to communicate, track and store the relevant data regarding the proxy voting process.

8.

Investment personnel analyze issues to determine if any conflict regarding proxy voting exists, and if any material conflict is identified, the matter is referred to the Proxy Administrator or its designee.

9.

Generally, when a material conflict of interest is identified by the Proxy Administrator or investment professional responsible for the particular proxy vote, a third party proxy voting vendor will be directed to vote the proxy in accordance with the SC -R&M Proxy Voting Procedures and Guidelines or by using its own guidelines. In addition, it is the responsibility of the Proxy Administrator to raise the matter to members of Legal and Compliance, who are members of the Proxy Committee, to review the conflict of interest votes. Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a SC-R&M client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm SC-R&M’s relationship with such company and materially impact SC-R&M’s business; or (ii) a personal relationship between a SC-R&M officer and the management of a company or other proponent of a proxy proposal could impact SC-R&M’s voting decision.

10.

An investment professional may override the recommendation of the proxy service and/or the normal SC-R&M policy position in situations in which no conflict of interest has been identified. If so, certification by the investment professional is required and must include: a written analysis supporting their recommendation, confirmation that the Information Safeguarding and Barriers Policy was not violated, and a statement that they are not aware of any personal or other relationship that could present an actual or potential conflict of interest.

11.	The Compliance Department verifies that SC-R&M’s ADV contains appropriate client disclosure on how to obtain the SC-R&M Proxy Voting Procedures and Guidelines and voting records.

12.	SC-R&M clients can obtain voting records for their portfolio(s) as well as a copy of the SC- R&M Proxy Voting Procedures and Guidelines by contacting their Client Account Manager.

13.	SC-R&M maintains all proxy voting records in an easily accessible place for seven (7) years, with the first two years at an on-site location.

Areas of Responsibility

➣	Portfolio Management

➣	Operations

➣	Compliance Department

➣	Legal Department

➣	Risk Management and Control

➣	Analysts

➣	Proxy Administrator

➣	Proxy Committee

Applicable Policies

➣	Conflicts of Interest, including Safeguarding of Inside Information Policy

➣	JPMC Information Barriers Policy - Firmwide

➣	SC-R&M Proxy Voting Procedures and Guidelines

➣	JPMC Third Party Provider Policy

Updated: April 2019

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)    Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of March 31, 2020, the following individuals have primary responsibility for the day-to-day implementation of the registrant’s investment strategy (the “Portfolio Managers”):

Versus Capital Advisors LLC

The management of the Fund’s investment portfolio will be the responsibility of the Adviser and the Adviser’s Investment Committee:

Name	Title	Since	Recent Experience
Casey Frazier, CFA	Chief Investment Officer	Inception	Chief Investment Officer of Versus Capital Advisors. Mr. Frazier is the Chairman of the Versus Investment Committee. He has served as the CIO since joining the Adviser in 2011.
Bill Fuhs	President	Inception	President of Versus Capital Advisors. Mr. Fuhs is a member of the Versus Investment Committee. He has served as the President since joining the Adviser in 2010.
Dave Truex, CFA	Deputy Chief Investment Officer	August 2017

Deputy Chief Investment Officer of Versus Capital Advisors. Mr. Truex is a member of the Versus Investment Committee. He has served as the Deputy CIO since joining the Adviser in 2017. Prior to joining the Adviser, Mr. Truex was a Portfolio Manager for Colorado’s Public Employees Retirement Association.

Sub-Advisers

Principal Real Estate Securities

The Adviser has engaged Principal Real Estate Investors, LLC (“PrinREI”) a registered adviser under the Advisers Act, to act as an independent sub-adviser to the Fund. The key decision makers for the portion of the Fund’s portfolio managed by PrinREI include:

Name	Title	Since	Recent Experience
Kelly Rush	Chief Investment Officer	1987	Mr. Rush is the CIO and a Global Portfolio Manager for PrinREI. Mr. Rush has been with the firm since 1987.
Anthony Kenkel	Portfolio Manager	2001	Mr. Kenkel is a Global Portfolio Manager for PrinREI. Mr. Kenkel has been with the firm since 2001.
Simon Hedger	Portfolio Manager	2003	Mr. Hedger is a Global Portfolio Manager for PrinREI. Mr. Hedger has been with the firm since 2003.
Marc Peterson	Portfolio Manager	1992	Mr. Peterson is the CIO-CMBS for PrinREI. Mr. Peterson has been with the firm since 1992.
Scott Carson	Portfolio Manager	2003	Mr. Carson is a Global Portfolio Manager for PrinREI. Mr. Carson has been with the firm since 2003

Security Capital Research & Management

The Adviser has engaged Security Capital Research & Management Incorporated (“Security Capital”) a registered adviser under the Advisers Act, to act as an independent sub-adviser to the Fund. The key decision makers for the portion of the Fund’s portfolio managed by Security Capital include:

Name	Title	Since	Recent Experience
Anthony Manno	CEO & CIO	1994	Mr. Manno is the CEO and CIO of Security Capital. Mr. Manno has been with the firm since 1994.
Ken Statz	Chief	1995	Mr. Statz is the Chief Market Strategist of

	Market Strategist		Security Capital. Mr. Statz has been with the firm since 1995.
Kevin Bedell	Head of Investment Research	1996	Mr. Bedell is the Head of Investment Research of Security Capital. Mr. Bedell has been with the firm since 1996.
Nathan J. Gear	Executive Director	2006	Mr. Gear is senior member of the Investment Research Team, he leads the fundamental analysis and pricing of REIT fixed income senior securities.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

As of March 31, 2020, the Portfolio Managers listed above are also responsible for the day-to-day management of the following (not including the registrant):

Versus Capital Advisors LLC

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets of Other Registered Investment Companies	Number	Total Assets	Number	Total Assets of Other Accounts
Casey Frazier, CFA	1	$1.6 billion	4	$1.4 million	0	N/A
William Fuhs	1	$1.6 billion	4	$1.4 million	0	N/A
Dave Truex, CFA	1	$1.6 billion	4	$1.4 million	0	N/A

Performance Fee Based Accounts

(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account)

Casey Frazier, CFA	0	N/A	0	N/A	0	N/A
William Fuhs	0	N/A	0	N/A	0	N/A
Dave Truex, CFA	0	N/A	0	N/A	0	N/A

Conflicts of Interest

In addition to the Fund, the Adviser provides investment advisory services to the Versus Capital Real Assets Fund LLC, a continuously offered registered closed end management investment company that has elected to be treated as an interval fund, as well as four charitable pooled income funds, as defined under section 642(c)(5) of the Code. Given the significant differences in the investment objectives of the other accounts managed by the portfolio managers, it is not anticipated that holdings will overlap. As a result, the Adviser does not believe that it has material conflicts of interest in allocating investment opportunities to the Fund.

Sub-Advisers

Principal Real Estate Investors

As of March 31, 2020, in addition to the Fund, PrinREI’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets of Other Registered Investment Companies	Number	Total Assets	Number	Total Assets of Other Accounts
Anthony Kenkel	9	$7.5 billion	5	$0.9 billion	66	$6.4 billion
Kelly Rush	9	$7.5 billion	5	$1.0 billion	67	$6.4 billion
Simon Hedger	7	$3.3 billion	4	$1.0 billion	33	$4.2 billion
Scott Carson	6	$1.5 billion	1	$0.09 billion	11	$1.5 billion
Marc Peterson	6	$1.5 billion	2	$0.1 billion	15	$3.3 billion

Performance Fee-Based Accounts

(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account)

Anthony Kenkel	0	N/A	0	N/A	7	$554 MM
Kelly Rush	0	N/A	0	N/A	7	$554 MM
Simon Hedger	0	N/A	0	N/A	7	$554 MM
Scott Carson	0	N/A	0	N/A	1	$35 MM
Marc Peterson	0	N/A	0	N/A	1	$35 MM

Conflicts of Interest

In addition to sub-advising the Fund, PrinREI provides investment advisory services to numerous other client accounts. The investment objectives and policies of these accounts may differ from those of the Fund. Based on these differing circumstances, potential conflicts of interest may arise because PrinREI may be required to pursue different investment strategies on behalf of the Fund and other client accounts. For example, where PrinREI is managing an account for an individual, it may be required to consider the individual client’s existing positions, personal tax situation, suitability, personal biases, and investment time horizon, considerations that do not necessarily impact its investment decisions on behalf of the Fund. This means that research on securities to determine the merits of including them in the

Fund’s portfolio are similar, but not identical, to those employed in building private client portfolios. As a result, there may be instances in which PrinREI purchases or sells an investment for one or more private accounts and not for the Fund, or vice versa. To the extent the Fund and other clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the portfolio managers desire to sell the same portfolio security at the same time on behalf of other clients. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund.

Security Capital Research & Management

As of March 31, 2020, in addition to the Fund, Security Capital’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Anthony R. Manno Jr.	2	$0.4 billion	2	$0.7 billion	45	$2.0 billion
Kenneth D. Statz	2	$0.4 billion	2	$0.7 billion	45	$2.0 billion
Kevin W. Bedell	2	$0.4 billion	2	$0.7 billion	45	$2.0 billion
Nathan J. Gear	2	$0.4 billion	2	$0.7 billion	45	$2.0 billion

Performance Fee Based Accounts

(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account)

Anthony R. Manno Jr.	0	N/A	0	N/A	3	$0.3 billion
Kenneth D. Statz	0	N/A	0	N/A	3	$0.3 billion
Kevin W. Bedell	0	N/A	0	N/A	3	$0.3 billion
Nathan J. Gear	0	N/A	0	N/A	3	$0.3 billion

Conflicts of Interest

The Security Capital portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts managed by Security Capital’s portfolio managers include other registered mutual funds and separately managed accounts. The other accounts might have similar investment objectives as the Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, Security Capital does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Security Capital believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, Security Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Fund. This conflict of interest may be exacerbated to the extent that Security Capital or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the Fund. Notwithstanding this theoretical conflict of interest, it is Security Capital’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Security Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Fund, such securities might not be suitable for the Fund given the investment objectives and related restrictions.

(a)(3)    Compensation Structure of Portfolio Manager(s) or Management Team Members

Versus Capital Advisors LLC

A team approach is used by the Adviser to manage the Fund. The Investment Committee of the Adviser is chaired by Casey Frazier, and includes William Fuhs and David Truex. Mr. Frazier and Mr. Fuhs are founding members of the Adviser and are paid a base salary and a share of the profits, if any, earned in their ownership of the Adviser. Mr. Truex is paid a base salary and a discretionary bonus.

Sub-Advisers

Principal Real Estate Investors

The Fund pays PrinREI a sub-advisory fee based on the net assets of the Fund managed by PrinREI, as set forth in an investment sub-advisory agreement between PrinREI and Versus Capital. PrinREI pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Fund. The following information relates to the period ended March 31, 2020.

Compensation for all team members is comprised of fixed pay (base salary) and variable incentive components. As team members advance in their careers, the variable incentive opportunity increases in its proportion commensurate with responsibility levels. Variable incentive takes the form of a profit-based incentive plan with funding based on pre-tax, pre-bonus operating earnings generated by the team. The plan is designed to provide line-of-sight to team members, enabling them to share in current and future business growth (profits of the team) while reinforcing delivery of investment performance, long- term business growth, team collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. Investment performance is measured against relative client benchmarks and peer groups over one-year, three-year, calculated quarterly, reinforcing a longer-term orientation.

Awards from the profit share plan are delivered in the form of cash or a combination of cash, Principal Financial Group (“PFG”) restricted stock units (“RSUs”) and fund deferrals (money is aligned with funds managed by the team). The amount of incentive delivered in the form of RSUs and fund deferral awards depends on the size of an individual’s incentive award as it relates to a tiered deferral schedule. RSU and fund deferral awards are subject to a three-year cliff vesting schedule. The overall measurement framework and deferred components are designed to align with a focus on clients’ objectives (e.g. long-term investment performance; fund deferrals), alignment with Principal shareholders (e.g. RSUs), and talent retention.

The annual discretionary bonus is determined based on investment performance and discretionary factors including individual performance, market compensation levels, retentive needs, contribution to profitability, and collaborative effort. Performance goals used to measure individual performance is closely aligned with client investment goals and objectives, with the largest determinant being portfolio investment performance relative to appropriate client benchmarks and peer groups over one and three-year time periods.

Promotions are based on need for a higher-level role and individual readiness. Readiness for a promotion involves an evaluation of the individual’s demonstrated competencies, proficiencies and behavior.

Security Capital Research & Management

The Fund pays Security Capital a sub-advisory fee based on the net assets of the Fund managed by Security Capital, as set forth in an investment sub-advisory agreement between Security Capital and Versus Capital. Security Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Fund. The following information relates to the period ended March 31, 2020.

The principal form of compensation of Security Capital’s professionals is a base salary and annual bonus. Base salaries are fixed for each portfolio manager. Each professional is paid a cash salary and, in addition, a year-end bonus based on achievement of specific objectives that the professional’s manager and the professional agree upon at the commencement of the year. The annual bonus is paid partially in cash and partially in either: (i) restricted stock of Security Capital’s parent company, JPMorgan Chase & Co., and/or (ii) in self-directed parent company mutual funds, all vesting over a three-year period (50% each after the second and third years). The annual bonus is a function of Security Capital achieving its financial, operating and investment performance goals, as well as the individual achieving measurable objectives specific to that professional’s role within the firm. The annual incentive program is linked directly to the profitability of each business unit, to JPMorgan Asset Management as a whole, and to the performance of the firm generally. None of the portfolio managers’ compensation is based on the performance of, or the value of assets held in, the Fund.

(a)(4)    Disclosure of Securities Ownership

Versus Capital Advisors LLC

The following table discloses the dollar range of equity securities beneficially owned by the portfolio managers of the Fund as of March 31, 2020.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
William R. Fuhs, Jr.	$500,001-$1,000,000
Casey Frazier	$100,001-$500,000
David Truex	$10,001-$50,000

Sub-Advisers

Principal Real Estate Investors

As of March 31, 2020, PrinREI’s portfolio managers did not beneficially own any shares of the Fund.

Security Capital Research & Management

As of March 31, 2020, Security Capital’s portfolio managers did not beneficially own any shares of the Fund.

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

The registrant has made certain enhancements to its internal control over financial reporting during the period covered by this report, including through the development of formal procedures relating to the registrant’s internal control.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The registrant has elected to satisfy paragraph (f) of this item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this item, http://www.versuscapital.com.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Versus Capital Multi-Manager Real Estate Income Fund LLC

By (Signature and Title)*	/s/ Mark D. Quam
Mark D. Quam, Chief Executive Officer
(principal executive officer)

Date May 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mark D. Quam
Mark D. Quam, Chief Executive Officer
(principal executive officer)

Date May 29, 2020

By (Signature and Title)*	/s/ Brian Petersen
Brian Petersen, Chief Financial Officer
(principal financial officer)

Date May 29, 2020

* Print the name and title of each signing officer under his or her signature.